UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 04651

John Hancock Strategic Series
(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2020

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Income Fund

Annual report 5/31/2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A, Class B and Class C shares) or 888-972-8696 (Class I, Class R1, Class R2, Class R3, Class R4, Class R5 and Class R6 shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

Global financial markets delivered strong returns during first half of the 12-month period ended May 31, 2020; however, heightened fears over the coronavirus (COVID-19) sent markets tumbling during the latter half of February and early March. Investors reacted by exiting higher-risk assets and moving into cash, leading to a liquidity crunch in the fixed-income markets.

In response to the sell-off, the U.S. Federal Reserve acted quickly, lowering interest rates to near zero and reinstating quantitative easing, as well as announcing its plans to shore up short-term debt. These steps, along with the passage of a $2 trillion federal economic stimulus bill, helped lift the markets during the last two months of the period, while credit spreads rebounded off their highs as liquidity concerns eased.

The continued spread of COVID-19, trade disputes, rising unemployment, and other geopolitical tensions may continue to create uncertainty among businesses and investors. Your financial professional can help position your portfolio so that it's sufficiently diversified to seek to meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Income Fund

Table of contents

2	Your fund at a glance
5	Manager's discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
33	Financial statements
37	Financial highlights
47	Notes to financial statements
61	Report of independent registered public accounting firm
62	Tax information
63	Statement regarding liquidity risk management
66	Trustees and Officers
70	More information

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/2020 (%)

Class A shares (without sales charge)
Bloomberg Barclays U.S. Aggregate Bond Index
Morningstar multisector bond fund category average
4.50
9.42
0.49
2.57
5.07
2.18
2.50
3.94
2.62
4.29
3.92
4.20
1 year
3 year
5 year
10 year

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund's Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Bonds performed well despite pandemic-related volatility

U.S. bonds posted strong returns in a period characterized by extraordinary volatility, due in large part to the COVID-19 pandemic.

Fund underperformed its benchmark

The fund delivered a solid gain for the period but trailed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Sector allocation detracted the most

The fund's underperformance of the benchmark resulted primarily from an underweight position in U.S. Treasury bonds and an out-of-index position in high-yield corporate bonds.

PORTFOLIO COMPOSITION AS OF 5/31/2020 (%)

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       3

QUALITY COMPOSITION AS OF 5/31/2020 (%)

A note about risks

The fund may be subject to various risks as described in the fund's prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund's performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       4

Manager's discussion of fund performance

Can you describe the bond market environment during the 12 months ended May 31, 2020?

The broad U.S. bond market posted a strong overall return over the past year despite some significant volatility. In the second half of 2019, much of the volatility was driven by a trade war between the United States and China, which contributed to a deceleration in global economic growth. Uncertainty regarding the outcome and economic impact of Brexit was another factor that led to elevated levels of market volatility.

2020 brought a different source of volatility—the spread of the COVID-19 virus from a perceived local problem in China to a worldwide pandemic, which sent shock waves through the financial markets and heightened concerns about a broad disruption in global economic activity. Central banks responded swiftly, slashing interest rates and announcing new waves of quantitative easing. Global governments also stepped in with fiscal stimulus programs. By the end of the period, the U.S. had begun to gradually reopen its economy on a state-by-state basis.

Sector returns were widely divergent for the period. U.S. Treasury bonds posted double-digit gains, benefiting from falling interest rates and a flight to quality. In contrast, high-yield corporate bonds produced relatively flat returns for the reporting period.

COUNTRY COMPOSITION AS OF 5/31/2020 (%)

United States	70.0
Canada	4.6
Indonesia	3.1
Supranational	2.3
Norway	1.9
United Kingdom	1.9
Singapore	1.7
Luxembourg	1.3
Brazil	1.2
Germany	1.1
Other countries	10.9
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       5

How did the fund perform in this environment?

The fund delivered a gain for the period, but trailed the performance of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The fund's limited exposure to the U.S. Treasury sector and a noteworthy position in high-yield corporate bonds were key factors behind the underperformance. The fund's duration profile was another drag on performance versus the index. The fund's duration (a measure of interest-rate sensitivity) was shorter than that of the index, which meant that the fund did not benefit as much as the index from the decline in bond yields during the period. The fund's foreign currency exposure was also a net detractor from relative results. The U.S. dollar strengthened against most foreign currencies for the period, which weighed on the fund's holdings and currency positions outside of the U.S.

Did you make any changes to the portfolio in response to the pandemic?

We took advantage of market dislocations to selectively increase the fund's position in high-yield corporate bonds, with an emphasis on the higher-quality part of the sector. We also reduced the fund's exposure to emerging markets given their uncertain outlook. After the substantial decline in interest rates, we shortened the fund's duration as there is little room for rates to fall further. Finally, we added to the fund's foreign currency exposure, particularly in developed-market currencies, such as the Canadian dollar and the euro. We believe these changes balance strategic risk-taking with stability and liquidity, which should help the portfolio weather the uncertainty surrounding the economic impact of COVID-19.

MANAGED BY

Daniel S. Janis III, Manulife IM (US)
Thomas C. Goggins, Manulife IM (US)
Kisoo Park, Manulife IM (US)
Christopher M. Chapman, CFA, Manulife IM (US)

The views expressed in this report are exclusively those of Daniel S. Janis III, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  MAY 31, 2020

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 5-31-20	as of 5-31-20
Class A	0.34	1.67	3.87	8.66	46.24	2.25	2.25
Class B	-1.23	1.42	3.70	7.29	43.76	1.66	1.66
Class C	2.77	1.78	3.57	9.24	41.99	1.66	1.66
Class I2	4.65	2.77	4.63	14.66	57.19	2.64	2.64
Class R1[2]	4.15	2.12	3.97	11.05	47.67	2.05	2.04
Class R2[2,3]	4.41	2.37	4.26	12.43	51.73	2.28	2.27
Class R3[2]	4.09	2.22	4.06	11.61	48.92	2.13	2.12
Class R4[2]	4.67	2.63	4.46	13.84	54.67	2.52	2.41
Class R5[2]	4.88	2.86	4.68	15.15	58.00	2.71	2.71
Class R6[2,3]	4.93	2.89	4.68	15.30	58.04	2.76	2.76
Index†	9.42	3.94	3.92	21.34	46.91	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until September 30, 2021 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Gross (%)	0.83	1.53	1.53	0.53	1.17	0.92	1.07	0.77	0.47	0.42
Net (%)	0.82	1.52	1.52	0.52	1.16	0.91	1.06	0.66	0.46	0.41

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	5-31-10	14,376	14,376	14,691
Class C4	5-31-10	14,199	14,199	14,691
Class I2	5-31-10	15,719	15,719	14,691
Class R1[2]	5-31-10	14,767	14,767	14,691
Class R2[2,3]	5-31-10	15,173	15,173	14,691
Class R3[2]	5-31-10	14,892	14,892	14,691
Class R4[2]	5-31-10	15,467	15,467	14,691
Class R5[2]	5-31-10	15,800	15,800	14,691
Class R6[2,3]	5-31-10	15,804	15,804	14,691

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effects of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectus.
3	Class R2 shares were first offered on 3-1-12; Class R6 shares were first offered 9-1-11. Returns prior to these dates are those of Class A, that have not been adjusted for class-specific expenses; otherwise, returns would vary.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       8

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2019, with the same investment held until May 31, 2020.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2020, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on December 1, 2019, with the same investment held until May 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK INCOME FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2019	Ending value on 5-31-2020	Expenses paid during period ended 5-31-2020[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,000.70	$4.20	0.84%
	Hypothetical example	1,000.00	1,020.80	4.24	0.84%
Class B	Actual expenses/actual returns	1,000.00	997.20	7.69	1.54%
	Hypothetical example	1,000.00	1,017.30	7.77	1.54%
Class C	Actual expenses/actual returns	1,000.00	997.20	7.69	1.54%
	Hypothetical example	1,000.00	1,017.30	7.77	1.54%
Class I	Actual expenses/actual returns	1,000.00	1,000.60	2.70	0.54%
	Hypothetical example	1,000.00	1,022.30	2.73	0.54%
Class R1	Actual expenses/actual returns	1,000.00	999.20	5.80	1.16%
	Hypothetical example	1,000.00	1,019.20	5.86	1.16%
Class R2	Actual expenses/actual returns	1,000.00	1,000.30	4.55	0.91%
	Hypothetical example	1,000.00	1,020.50	4.60	0.91%
Class R3	Actual expenses/actual returns	1,000.00	998.00	5.39	1.08%
	Hypothetical example	1,000.00	1,019.60	5.45	1.08%
Class R4	Actual expenses/actual returns	1,000.00	1,001.60	3.35	0.67%
	Hypothetical example	1,000.00	1,021.70	3.39	0.67%
Class R5	Actual expenses/actual returns	1,000.00	1,002.50	2.40	0.48%
	Hypothetical example	1,000.00	1,022.60	2.43	0.48%
Class R6	Actual expenses/actual returns	1,000.00	1,001.20	2.15	0.43%
	Hypothetical example	1,000.00	1,022.90	2.17	0.43%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
10	JOHN HANCOCK INCOME FUND | ANNUAL REPORT

Fund’ s investments
AS OF 5-31-20
	Rate (%)	Maturity date		Par value^	Value
U.S. Government and Agency obligations 9.8%					$174,831,721
(Cost $147,776,191)
U.S. Government 9.8%					174,831,721
U.S. Treasury
Bond	2.000	02-15-50		7,000,000	8,002,148
Bond	2.750	11-15-42		22,110,000	28,208,387
Bond	3.000	02-15-49		21,885,000	30,138,894
Bond	3.125	02-15-43		6,319,700	8,543,938
Bond	4.375	02-15-38		14,475,000	22,481,484
Note	1.125	02-28-22		10,590,000	10,765,811
Note	2.000	11-15-26		14,850,000	16,300,775
Note	2.375	02-29-24		11,145,000	12,035,294
Note	2.375	05-15-29		18,095,000	20,890,536
Note	2.625	02-15-29		7,120,000	8,349,591

Treasury Inflation Protected Security	0.125	01-15-30		8,588,248	9,114,863
Foreign government obligations 15.9%					$282,085,826
(Cost $299,024,685)
Australia 0.5%					8,458,978
New South Wales Treasury Corp.	4.000	04-08-21	AUD	6,375,000	4,379,434
Queensland Treasury Corp.	5.500	06-21-21	AUD	5,810,000	4,079,544
Austria 0.2%					4,054,888
Republic of Austria (A)	0.500	02-20-29	EUR	3,450,000	4,054,888
Canada 2.5%					44,732,546
Canada Housing Trust No. 1 (A)	2.350	06-15-23	CAD	4,935,000	3,780,794
Export Development Canada	2.400	06-07-21	AUD	3,560,000	2,418,252
Government of Canada	1.500	09-01-24	CAD	2,637,000	2,008,858
Government of Canada	2.250	03-01-24	CAD	19,415,000	15,117,289
Province of Alberta	3.400	12-01-23	CAD	9,000,000	7,117,311
Province of British Columbia	2.850	06-18-25	CAD	3,408,000	2,709,692
Province of Ontario	2.900	06-02-28	CAD	4,350,000	3,539,302
Province of Ontario	3.450	06-02-45	CAD	3,895,000	3,539,009
Province of Quebec	3.750	09-01-24	CAD	5,530,000	4,502,039
Colombia 0.3%					5,304,217
Republic of Colombia	4.000	02-26-24		5,050,000	5,304,217
Finland 0.2%					3,744,383
Republic of Finland (A)	0.500	09-15-28	EUR	3,180,000	3,744,383
Hungary 0.1%					2,316,283
Republic of Hungary	6.375	03-29-21		2,224,000	2,316,283
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	11

Fund’ s investments
	Rate (%)	Maturity date		Par value^	Value
Indonesia 2.6%					$46,329,533
Republic of Indonesia (A)	2.150	07-18-24	EUR	3,335,000	3,756,015
Republic of Indonesia	3.850	10-15-30		2,650,000	2,927,630
Republic of Indonesia	5.625	05-15-23	IDR	15,613,000,000	1,039,712
Republic of Indonesia (A)	5.875	01-15-24		1,450,000	1,630,960
Republic of Indonesia	6.125	05-15-28	IDR	88,584,000,000	5,616,715
Republic of Indonesia	6.500	06-15-25	IDR	65,453,000,000	4,411,813
Republic of Indonesia	6.625	05-15-33	IDR	30,647,000,000	1,878,195
Republic of Indonesia	7.000	05-15-27	IDR	51,733,000,000	3,495,647
Republic of Indonesia	7.000	09-15-30	IDR	62,000,000,000	4,133,333
Republic of Indonesia	7.500	06-15-35	IDR	19,373,000,000	1,288,881
Republic of Indonesia	7.500	05-15-38	IDR	15,237,000,000	998,880
Republic of Indonesia	8.125	05-15-24	IDR	33,251,000,000	2,378,095
Republic of Indonesia	8.250	05-15-29	IDR	5,604,000,000	404,286
Republic of Indonesia	8.375	03-15-24	IDR	44,433,000,000	3,191,101
Republic of Indonesia	8.375	09-15-26	IDR	49,203,000,000	3,584,774
Republic of Indonesia	8.750	05-15-31	IDR	48,811,000,000	3,578,416
Republic of Indonesia	9.000	03-15-29	IDR	26,967,000,000	2,015,080
Ireland 0.8%					13,739,190
Republic of Ireland	3.400	03-18-24	EUR	9,038,000	11,451,959
Republic of Ireland	3.900	03-20-23	EUR	1,840,000	2,287,231
Israel 0.3%					4,718,257
State of Israel	2.500	01-15-30		1,985,000	2,111,838
State of Israel	2.750	07-03-30		2,405,000	2,606,419
Japan 0.9%					16,377,382
Government of Japan	0.100	12-20-23	JPY	1,750,000,000	16,377,382
Malaysia 1.1%					19,791,625
Government of Malaysia	3.733	06-15-28	MYR	11,880,000	2,906,465
Government of Malaysia	3.828	07-05-34	MYR	7,300,000	1,803,741
Government of Malaysia	3.844	04-15-33	MYR	14,961,000	3,691,439
Government of Malaysia	3.882	03-14-25	MYR	9,635,000	2,354,865
Government of Malaysia	3.899	11-16-27	MYR	9,209,000	2,286,259
Government of Malaysia	4.059	09-30-24	MYR	15,500,000	3,797,769
Government of Malaysia	4.160	07-15-21	MYR	12,538,000	2,951,087
Mexico 0.2%					3,998,682
Government of Mexico	7.750	05-29-31	MXN	80,220,000	3,998,682
New Zealand 0.4%					6,896,376
Dominion of New Zealand	6.000	05-15-21	NZD	9,272,000	6,077,095
Dominion of New Zealand	6.000	05-15-21	NZD	1,250,000	819,281
Norway 1.1%					18,650,090
Government of Norway (A)	1.375	08-19-30	NOK	31,485,000	3,489,440
12	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Norway (continued)
Government of Norway (A)	2.000	05-24-23	NOK	47,645,000	$5,163,319
Government of Norway (A)	3.750	05-25-21	NOK	93,905,000	9,997,331
Philippines 0.6%					10,561,010
Republic of Philippines	0.875	05-17-27	EUR	5,500,000	5,849,973
Republic of Philippines	6.250	01-14-36	PHP	202,000,000	4,711,037
Portugal 0.5%					9,677,587
Republic of Portugal (A)	3.850	04-15-21	EUR	4,275,000	4,924,076
Republic of Portugal (A)	5.125	10-15-24		4,110,000	4,753,511
Qatar 0.3%					5,399,304
State of Qatar (A)	4.000	03-14-29		3,245,000	3,658,738
State of Qatar (A)	4.817	03-14-49		1,385,000	1,740,566
Saudi Arabia 0.1%					2,194,463
Kingdom of Saudi Arabia (A)	2.900	10-22-25		2,105,000	2,194,463
Singapore 1.6%					27,709,467
Republic of Singapore	1.875	03-01-50	SGD	8,745,000	7,317,748
Republic of Singapore	3.250	09-01-20	SGD	21,570,000	15,384,315
Republic of Singapore	3.375	09-01-33	SGD	5,470,000	5,007,404
Sweden 0.4%					6,430,201
Kingdom of Sweden (A)	0.125	04-24-23	EUR	5,710,000	6,430,201
United Arab Emirates 0.5%					8,074,470
Republic of United Arab Emirates (A)	2.500	04-16-25		2,955,000	3,068,029
Republic of United Arab Emirates (A)	3.125	04-16-30		2,940,000	3,155,972
Republic of United Arab Emirates (A)	3.875	04-16-50		1,625,000	1,850,469
United Kingdom 0.7%					12,926,894
Government of United Kingdom	0.500	07-22-22	GBP	2,525,000	3,155,030

Government of United Kingdom	3.750	09-07-20	GBP	7,835,000	9,771,864
Corporate bonds 53.7%					$955,980,745
(Cost $960,630,066)
Communication services 7.9%					139,864,534
Diversified telecommunication services 1.0%
GCI LLC (A)	6.625	06-15-24		630,000	660,713
GCI LLC	6.875	04-15-25		4,390,000	4,560,113
Verizon Communications, Inc.	4.016	12-03-29		5,355,000	6,309,513
Verizon Communications, Inc.	4.329	09-21-28		4,648,000	5,550,836
Entertainment 0.3%
Live Nation Entertainment, Inc. (A)	4.750	10-15-27		2,610,000	2,424,455
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	13

	Rate (%)	Maturity date		Par value^	Value
Communication services (continued)
Entertainment (continued)
Netflix, Inc.	4.875	04-15-28		2,180,000	$2,327,150
Interactive media and services 0.2%
Match Group, Inc. (A)	4.125	08-01-30		2,690,000	2,636,200
Twitter, Inc. (A)	3.875	12-15-27		773,000	770,101
Media 5.8%
Altice Financing SA (A)	7.500	05-15-26		5,820,000	6,127,703
Altice France SA (A)	7.375	05-01-26		2,065,000	2,178,575
CCO Holdings LLC (A)	4.500	08-15-30		5,295,000	5,493,563
CCO Holdings LLC (A)	4.750	03-01-30		5,095,000	5,324,275
CCO Holdings LLC (A)	5.125	05-01-27		8,665,000	9,098,423
CCO Holdings LLC (A)	5.750	02-15-26		1,480,000	1,543,166
Charter Communications Operating LLC	5.125	07-01-49		9,195,000	10,670,702
Charter Communications Operating LLC	5.750	04-01-48		5,180,000	6,378,666
Charter Communications Operating LLC	6.484	10-23-45		3,655,000	4,720,868
CSC Holdings LLC (A)	5.375	02-01-28		4,217,000	4,483,198
CSC Holdings LLC (A)	5.500	04-15-27		3,850,000	4,071,375
CSC Holdings LLC (A)	5.750	01-15-30		9,377,000	9,892,735
CSC Holdings LLC	5.875	09-15-22		1,300,000	1,370,590
CSC Holdings LLC (A)	7.500	04-01-28		4,560,000	5,050,200
CSC Holdings LLC (A)	10.875	10-15-25		2,215,000	2,398,181
Diamond Sports Group LLC (A)	5.375	08-15-26		8,060,000	6,407,700
Diamond Sports Group LLC (A)	6.625	08-15-27		8,043,000	4,839,473
DISH DBS Corp.	5.875	07-15-22		5,975,000	6,140,627
Sirius XM Radio, Inc. (A)	5.000	08-01-27		6,990,000	7,304,550
WMG Acquisition Corp. (A)	5.500	04-15-26		660,000	679,800
Wireless telecommunication services 0.6%
T-Mobile USA, Inc. (A)	3.750	04-15-27		2,500,000	2,702,975
T-Mobile USA, Inc.	4.500	02-01-26		2,805,000	2,883,175
T-Mobile USA, Inc.	6.500	01-15-26		4,610,000	4,864,933
Consumer discretionary 4.0%					71,779,229
Automobiles 0.5%
BMW Finance NV	1.000	11-14-24	EUR	1,495,000	1,684,437
Ford Motor Credit Company LLC	2.979	08-03-22		1,650,000	1,575,750
Ford Motor Credit Company LLC	3.087	01-09-23		1,110,000	1,050,060
Ford Motor Credit Company LLC	3.350	11-01-22		1,525,000	1,441,445
Ford Motor Credit Company LLC	4.250	09-20-22		1,245,000	1,210,763
General Motors Company	6.125	10-01-25		2,620,000	2,862,727
Diversified consumer services 0.5%
Brown University	1.914	09-01-30		3,575,000	3,628,155
14	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Consumer discretionary (continued)
Diversified consumer services (continued)
Duke University	2.682	10-01-44		5,615,000	$5,763,016
Hotels, restaurants and leisure 2.0%
Connect Finco SARL (A)	6.750	10-01-26		1,615,000	1,566,550
Hilton Domestic Operating Company, Inc.	5.125	05-01-26		1,790,000	1,795,155
Hilton Domestic Operating Company, Inc. (A)	5.375	05-01-25		1,715,000	1,753,931
Hilton Worldwide Finance LLC (B)	4.625	04-01-25		2,805,000	2,783,963
International Game Technology PLC (A)	6.500	02-15-25		6,815,000	7,022,040
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC (A)	5.000	06-01-24		5,305,000	5,430,145
KFC Holding Company/Pizza Hut Holdings LLC/Taco Bell of America LLC (A)	5.250	06-01-26		3,786,000	3,937,440
New Red Finance, Inc. (A)	3.875	01-15-28		5,230,000	5,152,753
New Red Finance, Inc. (A)	5.000	10-15-25		5,720,000	5,781,147
Household durables 0.4%
Lennar Corp.	4.500	04-30-24		1,365,000	1,437,072
Lennar Corp.	4.750	11-29-27		2,790,000	3,041,100
Lennar Corp.	5.875	11-15-24		2,360,000	2,554,700
Internet and direct marketing retail 0.6%
Expedia Group, Inc.	5.000	02-15-26		4,490,000	4,591,373
Expedia Group, Inc.	5.950	08-15-20		820,000	824,553
Expedia Group, Inc. (A)	6.250	05-01-25		4,585,000	4,890,954
Consumer staples 2.2%					39,005,905
Beverages 0.2%
Molson Coors Beverage Company	1.250	07-15-24	EUR	2,975,000	3,109,243
Food products 1.8%
Darling Ingredients, Inc. (A)	5.250	04-15-27		2,934,000	3,051,360
JBS Investments II GmbH (A)	7.000	01-15-26		1,490,000	1,583,796
Kraft Heinz Foods Company	3.000	06-01-26		5,773,000	5,778,400
Kraft Heinz Foods Company	3.950	07-15-25		1,346,000	1,415,953
Kraft Heinz Foods Company (A)	4.250	03-01-31		2,335,000	2,484,610
MARB BondCo PLC (A)	7.000	03-15-24		2,838,000	2,845,095
NBM US Holdings, Inc. (A)	7.000	05-14-26		628,000	632,710
Post Holdings, Inc. (A)	4.625	04-15-30		1,735,000	1,711,144
Post Holdings, Inc. (A)	5.000	08-15-26		1,855,000	1,901,375
Post Holdings, Inc. (A)	5.500	12-15-29		1,050,000	1,097,250
Post Holdings, Inc. (A)	5.625	01-15-28		5,270,000	5,520,325
Post Holdings, Inc. (A)	5.750	03-01-27		4,605,000	4,800,713
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	15

	Rate (%)	Maturity date		Par value^	Value
Consumer staples (continued)
Personal products 0.2%
Natura Cosmeticos SA (A)(B)	5.375	02-01-23		1,465,000	$1,459,140
Walnut Bidco PLC (A)	9.125	08-01-24		1,760,000	1,614,791
Energy 5.5%					97,455,933
Oil, gas and consumable fuels 5.5%
Aker BP ASA (A)	3.750	01-15-30		3,615,000	3,309,637
Aker BP ASA (A)	5.875	03-31-25		7,345,000	7,348,026
Enbridge, Inc.	4.250	12-01-26		7,635,000	8,448,453
Energy Transfer Operating LP	5.500	06-01-27		1,590,000	1,720,240
Enterprise Products Operating LLC	3.125	07-31-29		6,165,000	6,516,719
EOG Resources, Inc.	4.375	04-15-30		1,585,000	1,870,125
Kinder Morgan, Inc.	4.300	06-01-25		1,670,000	1,856,597
Medco Oak Tree Pte, Ltd. (A)	7.375	05-14-26		4,075,000	3,412,648
Occidental Petroleum Corp.	2.700	08-15-22		1,380,000	1,262,286
Occidental Petroleum Corp.	2.700	02-15-23		1,225,000	1,050,805
Occidental Petroleum Corp.	3.500	08-15-29		2,755,000	1,852,738
Pertamina Persero PT (A)(B)	3.650	07-30-29		1,085,000	1,109,296
Pertamina Persero PT (A)	4.300	05-20-23		4,970,000	5,169,129
Petrobras Global Finance BV (A)	5.093	01-15-30		9,113,000	8,684,689
Petrobras Global Finance BV	5.750	02-01-29		2,735,000	2,744,709
Petrobras Global Finance BV	5.999	01-27-28		1,010,000	1,017,878
Petrobras Global Finance BV	6.900	03-19-49		5,630,000	5,607,762
Saudi Arabian Oil Company (A)	3.500	04-16-29		3,655,000	3,880,021
Saudi Arabian Oil Company (A)	4.250	04-16-39		4,230,000	4,592,582
Saudi Arabian Oil Company (A)	4.375	04-16-49		4,175,000	4,620,227
Suncor Energy, Inc.	3.100	05-15-25		4,125,000	4,317,383
The Williams Companies, Inc.	3.750	06-15-27		5,160,000	5,488,160
The Williams Companies, Inc.	4.300	03-04-24		1,510,000	1,623,681
The Williams Companies, Inc.	4.550	06-24-24		5,742,000	6,224,818
TransCanada PipeLines, Ltd.	4.250	05-15-28		1,650,000	1,871,233
Valero Energy Corp.	3.400	09-15-26		1,745,000	1,856,091
Financials 13.5%					239,696,221
Banks 9.4%
Banco Actinver SA (A)	4.800	12-18-32		775,000	527,000
Banco Actinver SA (A)	9.500	12-18-32	MXN	44,200,000	1,534,826
Bank of America Corp. (2.884% to 10-22-29, then 3 month LIBOR + 1.190%)	2.884	10-22-30		2,926,000	3,074,838
Bank of America Corp. (3.974% to 2-7-29, then 3 month LIBOR + 1.210%)	3.974	02-07-30		2,263,000	2,570,212
Bank of Montreal (3 month CDOR + 0.190%) (C)	0.853	02-01-23	CAD	5,825,000	4,184,853
BNG Bank NV	0.250	06-07-24	EUR	1,950,000	2,204,182
16	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Banks (continued)
CIT Group, Inc. (5.800% to 6-15-22, then 3 month LIBOR + 3.972%) (D)	5.800	06-15-22		685,000	$531,519
Citigroup, Inc. (1.678% to 5-15-23, then SOFR + 1.667%)	1.678	05-15-24		3,930,000	3,964,687
Citigroup, Inc.	4.125	07-25-28		2,645,000	2,903,196
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (A)(D)	7.875	01-23-24		700,000	763,195
European Investment Bank (SONIA + 0.350%) (C)	0.418	06-29-23	GBP	2,080,000	2,575,195
European Investment Bank	1.500	05-12-22	NOK	36,770,000	3,873,505
First Horizon Bank	5.750	05-01-30		3,995,000	4,114,648
International Bank for Reconstruction & Development	1.900	01-16-25	CAD	5,120,000	3,900,511
International Bank for Reconstruction & Development	2.500	01-24-24	NZD	3,951,000	2,611,918
International Bank for Reconstruction & Development	2.800	01-13-21	AUD	8,780,000	5,936,179
International Bank for Reconstruction & Development	3.625	06-22-20	NOK	21,910,000	2,257,953
International Bank for Reconstruction & Development	4.625	10-06-21	NZD	2,650,000	1,737,105
JPMorgan Chase & Co. (2.005% to 3-13-25, then SOFR + 1.585%)	2.005	03-13-26		4,575,000	4,658,642
JPMorgan Chase & Co. (2.083% to 4-22-25, then SOFR + 1.850%)	2.083	04-22-26		7,795,000	7,977,003
JPMorgan Chase & Co.	2.750	08-24-22	EUR	2,195,000	2,558,341
JPMorgan Chase & Co. (2.956% to 5-13-30, then SOFR + 2.515%)	2.956	05-13-31		2,940,000	3,026,719
JPMorgan Chase & Co.	3.625	12-01-27		1,725,000	1,882,907
KfW	0.000	09-15-23	EUR	1,675,000	1,887,578
KfW	1.375	02-01-21	GBP	1,940,000	2,415,340
KfW	2.125	08-15-23	EUR	4,370,000	5,259,045
KfW	6.000	08-20-20	AUD	7,710,000	5,202,381
Lloyds Bank PLC (SONIA + 0.430%) (C)	0.545	09-13-21	GBP	3,855,000	4,763,275
Lloyds Banking Group PLC (7.500% to 9-27-25, then 5 Year U.S. Swap Rate + 4.496%) (D)	7.500	09-27-25		3,446,000	3,549,725
National Bank of Canada (A)	2.150	10-07-22		2,515,000	2,569,910
Nordea Eiendomskreditt AS (3 month NIBOR + 0.340%) (C)	1.660	06-19-24	NOK	24,000,000	2,468,452
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	17

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Banks (continued)
Nordea Eiendomskreditt AS (3 month NIBOR + 0.300%) (C)	1.670	06-21-23	NOK	28,000,000	$2,881,905
Nordic Investment Bank	1.375	07-15-20	NOK	29,090,000	2,996,439
Nordic Investment Bank	1.500	01-24-22	NOK	19,000,000	1,989,468
Nykredit Realkredit A/S	1.000	01-01-24	DKK	60,000,000	9,315,056
Societe Generale SA (8.000% to 9-29-25, then 5 Year ICE Swap Rate + 5.873%) (A)(D)	8.000	09-29-25		2,275,000	2,434,250
Synovus Financial Corp. (5.750% to 12-15-20, then 3 month LIBOR + 4.182%)	5.750	12-15-25		4,300,000	4,246,250
Truist Bank	2.250	03-11-30		7,805,000	7,711,806
Truist Financial Corp.	3.875	03-19-29		2,640,000	2,878,280
U.S. Bancorp	0.850	06-07-24	EUR	11,620,000	12,904,913
U.S. Bancorp	3.150	04-27-27		3,405,000	3,764,062
U.S. Bancorp	3.375	02-05-24		1,895,000	2,068,846
U.S. Bancorp	3.600	09-11-24		1,725,000	1,917,577
U.S. Bank NA	2.650	05-23-22		4,390,000	4,561,707
U.S. Bank NA	2.800	01-27-25		2,172,000	2,348,210
Wells Fargo & Company (3 month BBSW + 1.320%) (C)	1.433	07-27-21	AUD	4,745,000	3,172,216
Wells Fargo & Company	3.250	04-27-22	AUD	5,040,000	3,470,442
Zions Bancorp NA (5.800% to 6-15-23, then 3 month LIBOR + 3.800%) (D)	5.800	06-15-23		1,650,000	1,458,188
Capital markets 1.1%
Deutsche Bank AG (6.000% to 10-30-25, then 5 Year CMT + 4.524%) (D)	6.000	10-30-25		6,800,000	5,130,600
MSCI, Inc. (A)	3.625	09-01-30		1,385,000	1,417,894
MSCI, Inc. (A)	3.875	02-15-31		2,800,000	2,870,336
MSCI, Inc. (A)	4.000	11-15-29		1,695,000	1,766,546
MSCI, Inc. (A)	4.750	08-01-26		1,110,000	1,157,175
Stifel Financial Corp.	4.000	05-15-30		3,265,000	3,349,394
The Goldman Sachs Group, Inc.	1.375	05-15-24	EUR	2,552,000	2,864,952
The Goldman Sachs Group, Inc.	2.000	11-01-28	EUR	1,495,000	1,765,732
Consumer finance 0.4%
Discover Financial Services	4.100	02-09-27		6,040,000	6,331,637
Diversified financial services 1.4%
Berkshire Hathaway Finance Corp.	2.375	06-19-39	GBP	2,250,000	3,121,456
Berkshire Hathaway, Inc.	0.000	03-12-25	EUR	3,780,000	4,123,404
European Financial Stability Facility	0.125	10-17-23	EUR	2,205,000	2,494,645
European Financial Stability Facility	0.500	01-20-23	EUR	2,740,000	3,123,669
18	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Diversified financial services (continued)
European Financial Stability Facility	1.875	05-23-23	EUR	2,130,000	$2,531,966
European Stability Mechanism	0.125	04-22-24	EUR	4,410,000	4,996,624
Swiss Insured Brazil Power Finance Sarl (A)	9.850	07-16-32	BRL	22,650,000	4,732,633
Insurance 0.6%
American International Group, Inc. (8.175% to 5-15-38, then 3 month LIBOR + 4.195%)	8.175	05-15-58		7,990,000	9,865,253
Thrifts and mortgage finance 0.6%
MGIC Investment Corp.	5.750	08-15-23		6,290,000	6,384,350
Nationstar Mortgage Holdings, Inc. (A)	6.000	01-15-27		4,515,000	4,063,500
Health care 5.6%					100,577,648
Health care equipment and supplies 0.3%
Becton Dickinson Euro Finance Sarl	1.208	06-04-26	EUR	2,800,000	3,048,044
Boston Scientific Corp.	0.625	12-01-27	EUR	3,300,000	3,523,827
Health care providers and services 3.1%
Ascension Health	2.532	11-15-29		2,395,000	2,520,013
Banner Health	2.338	01-01-30		2,755,000	2,809,623
Centene Corp.	3.375	02-15-30		4,165,000	4,194,155
Centene Corp. (A)	5.250	04-01-25		1,130,000	1,163,188
HCA, Inc.	3.500	09-01-30		13,395,000	13,191,758
HCA, Inc.	4.125	06-15-29		5,360,000	5,821,983
HCA, Inc.	5.250	04-15-25		2,695,000	3,057,200
HCA, Inc.	5.375	02-01-25		10,000,000	10,976,900
Rede D'or Finance Sarl (A)	4.500	01-22-30		2,550,000	2,135,625
Select Medical Corp. (A)	6.250	08-15-26		6,655,000	6,996,069
Stanford Health Care	3.310	08-15-30		1,725,000	1,928,957
Life sciences tools and services 0.5%
Thermo Fisher Scientific, Inc.	0.500	03-01-28	EUR	2,130,000	2,307,046
Thermo Fisher Scientific, Inc.	0.750	09-12-24	EUR	1,699,000	1,901,634
Thermo Fisher Scientific, Inc.	1.375	09-12-28	EUR	1,595,000	1,852,505
Thermo Fisher Scientific, Inc.	1.400	01-23-26	EUR	2,566,000	2,954,419
Pharmaceuticals 1.7%
Allergan Funding SCS	1.250	06-01-24	EUR	1,870,000	2,107,230
Allergan Funding SCS	2.625	11-15-28	EUR	1,145,000	1,406,628
Bausch Health Companies, Inc. (A)	5.000	01-30-28		7,395,000	7,145,271
Bausch Health Companies, Inc. (A)	5.250	01-30-30		9,650,000	9,481,125
Bausch Health Companies, Inc. (A)	5.500	11-01-25		1,765,000	1,823,280
Bausch Health Companies, Inc. (A)(B)	5.875	05-15-23		701,000	700,565
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	19

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Pharmaceuticals (continued)
Bausch Health Companies, Inc. (A)(B)	6.125	04-15-25	1,355,000	$1,375,040
Bausch Health Companies, Inc. (A)	6.250	02-15-29	4,010,000	4,110,250
Bausch Health Companies, Inc. (A)	9.000	12-15-25	1,870,000	2,045,313
Industrials 4.2%				74,185,408
Aerospace and defense 0.5%
The Boeing Company	5.040	05-01-27	4,165,000	4,421,830
The Boeing Company	5.150	05-01-30	4,190,000	4,474,223
Airlines 1.2%
American Airlines Group, Inc. (A)(B)	5.000	06-01-22	6,440,000	3,735,200
Delta Air Lines 2020-1 Class A Pass Through Trust	2.500	06-10-28	2,075,000	1,844,725
Delta Air Lines 2020-1 Class AA Pass Through Trust	2.000	06-10-28	2,125,000	1,952,629
Delta Air Lines, Inc.	2.900	10-28-24	5,360,000	4,345,428
Delta Air Lines, Inc.	3.400	04-19-21	2,470,000	2,377,405
Delta Air Lines, Inc.	3.750	10-28-29	1,645,000	1,275,694
Delta Air Lines, Inc. (B)	4.375	04-19-28	2,580,000	2,096,264
Delta Air Lines, Inc. (A)	7.000	05-01-25	4,640,000	4,795,665
Building products 0.1%
Owens Corning	3.950	08-15-29	1,980,000	2,086,235
Construction and engineering 0.5%
AECOM	5.125	03-15-27	2,158,000	2,289,767
AECOM	5.875	10-15-24	2,680,000	2,872,156
HC2 Holdings, Inc. (A)	11.500	12-01-21	3,504,000	3,153,600
Professional services 0.6%
IHS Markit, Ltd.	4.250	05-01-29	9,110,000	10,041,315
Road and rail 0.4%
Indian Railway Finance Corp., Ltd. (A)	3.249	02-13-30	2,545,000	2,508,226
Uber Technologies, Inc. (A)	8.000	11-01-26	4,952,000	5,034,649
Trading companies and distributors 0.6%
United Rentals North America, Inc.	4.000	07-15-30	2,800,000	2,728,236
United Rentals North America, Inc.	4.875	01-15-28	5,640,000	5,810,892
United Rentals North America, Inc.	5.500	05-15-27	1,525,000	1,618,269
Transportation infrastructure 0.3%
Adani Ports & Special Economic Zone, Ltd. (A)	4.000	07-30-27	3,645,000	3,453,833
JSL Europe SA (A)	7.750	07-26-24	1,320,000	1,269,167
20	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Information technology 2.9%					$52,194,293
IT services 0.5%
Fidelity National Information Services, Inc.	1.500	05-21-27	EUR	2,980,000	3,428,315
Fiserv, Inc.	1.125	07-01-27	EUR	1,100,000	1,224,653
Fiserv, Inc.	3.200	07-01-26		3,615,000	3,933,175
Semiconductors and semiconductor equipment 0.6%
Broadcom Corp.	3.875	01-15-27		1,270,000	1,336,238
Broadcom, Inc. (A)	4.150	11-15-30		4,000,000	4,157,837
Broadcom, Inc. (A)	4.750	04-15-29		1,943,000	2,128,658
Microchip Technology, Inc. (A)	4.250	09-01-25		2,715,000	2,733,486
Software 0.6%
SS&C Technologies, Inc. (A)	5.500	09-30-27		5,860,000	6,154,817
VMware, Inc.	2.950	08-21-22		4,595,000	4,737,695
Technology hardware, storage and peripherals 1.2%
Apple, Inc.	0.000	11-15-25	EUR	2,350,000	2,581,767
Apple, Inc.	0.875	05-24-25	EUR	3,215,000	3,699,618
CDW LLC	4.125	05-01-25		1,550,000	1,584,875
Dell International LLC (A)	5.300	10-01-29		5,200,000	5,653,327
Dell International LLC (A)	5.850	07-15-25		1,155,000	1,292,748
Dell International LLC (A)	8.350	07-15-46		5,954,000	7,547,084
Materials 2.7%					48,791,915
Chemicals 0.2%
Braskem Netherlands Finance BV (A)	4.500	01-10-28		1,320,000	1,187,182
Ecolab, Inc.	1.000	01-15-24	EUR	2,705,000	3,063,306
Construction materials 0.1%
St. Mary's Cement, Inc. (A)	5.750	01-28-27		1,655,000	1,697,004
Containers and packaging 2.3%
Ardagh Packaging Finance PLC (A)	5.250	08-15-27		5,975,000	5,885,375
Avery Dennison Corp.	1.250	03-03-25	EUR	2,100,000	2,326,740
Ball Corp.	4.000	11-15-23		6,220,000	6,536,536
Ball Corp.	4.875	03-15-26		4,595,000	5,057,372
Ball Corp.	5.000	03-15-22		2,070,000	2,164,599
Ball Corp.	5.250	07-01-25		6,820,000	7,646,925
Berry Global, Inc. (A)	5.625	07-15-27		2,475,000	2,598,750
Crown Americas LLC	4.500	01-15-23		3,570,000	3,686,025
Crown Cork & Seal Company, Inc.	7.375	12-15-26		2,638,000	3,060,080
Trivium Packaging Finance BV (A)	5.500	08-15-26		2,440,000	2,559,731
Paper and forest products 0.1%
Fibria Overseas Finance, Ltd. (B)	5.500	01-17-27		1,275,000	1,322,290
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	21

	Rate (%)	Maturity date		Par value^	Value
Real estate 2.3%					$40,367,327
Equity real estate investment trusts 2.3%
American Tower Corp.	1.950	05-22-26	EUR	1,450,000	1,664,734
American Tower Corp.	2.250	01-15-22		2,800,000	2,861,619
American Tower Corp.	3.500	01-31-23		5,016,000	5,345,929
Crown Castle International Corp.	3.800	02-15-28		2,650,000	2,937,298
CyrusOne LP	3.450	11-15-29		5,520,000	5,453,650
SBA Communications Corp. (A)	3.875	02-15-27		8,085,000	8,209,509
SBA Communications Corp.	4.875	09-01-24		48,000	49,274
SBA Tower Trust (A)	2.836	01-15-25		1,954,000	2,010,322
SBA Tower Trust (A)	3.448	03-15-23		7,251,000	7,543,431
VICI Properties LP (A)	4.125	08-15-30		3,005,000	2,899,825
VICI Properties LP (A)	4.625	12-01-29		1,395,000	1,391,736
Utilities 2.9%					52,062,332
Electric utilities 2.2%
Edison International	4.950	04-15-25		2,765,000	3,012,971
Israel Electric Corp., Ltd. (A)	5.000	11-12-24		2,180,000	2,403,450
Israel Electric Corp., Ltd. (A)	6.875	06-21-23		1,415,000	1,602,031
NextEra Energy Capital Holdings, Inc.	2.403	09-01-21		1,535,000	1,570,515
NextEra Energy Capital Holdings, Inc.	2.900	04-01-22		3,115,000	3,238,025
NRG Energy, Inc. (A)	5.250	06-15-29		2,383,000	2,597,470
NRG Energy, Inc.	6.625	01-15-27		3,550,000	3,780,750
NRG Energy, Inc.	7.250	05-15-26		1,040,000	1,118,957
NSTAR Electric Company	3.950	04-01-30		1,860,000	2,212,021
Perusahaan Listrik Negara PT (A)	5.450	05-21-28		2,840,000	3,155,950
Vistra Operations Company LLC (A)	3.550	07-15-24		4,905,000	5,014,963
Vistra Operations Company LLC (A)	5.000	07-31-27		5,035,000	5,267,869
Vistra Operations Company LLC (A)	5.500	09-01-26		1,800,000	1,890,000
Vistra Operations Company LLC (A)	5.625	02-15-27		2,626,000	2,790,676
Independent power and renewable electricity producers 0.7%
Adani Green Energy UP, Ltd. (A)	6.250	12-10-24		1,715,000	1,752,301
Greenko Dutch BV (A)	5.250	07-24-24		4,285,000	4,092,175
Greenko Solar Mauritius, Ltd. (A)	5.550	01-29-25		1,660,000	1,585,370

The AES Corp.	4.500	03-15-23		4,885,000	4,976,838
22	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Convertible bonds 1.1%				$19,348,725
(Cost $18,842,140)
Communication services 0.1%				2,431,971
Media 0.1%
DISH Network Corp.	3.375	08-15-26	2,760,000	2,431,971
Industrials 0.5%				7,815,640
Airlines 0.5%
Air Canada (A)	4.000	07-01-25	3,425,000	3,514,906
Southwest Airlines Company	1.250	05-01-25	3,825,000	4,300,734
Information technology 0.3%				4,863,342
Software 0.3%
IAC Financeco 2, Inc. (A)	0.875	06-15-26	4,410,000	4,863,342
Utilities 0.2%				4,237,772
Electric utilities 0.2%

NRG Energy, Inc.	2.750	06-01-48	4,125,000	4,237,772
Capital preferred securities 1.2%				$21,909,844
(Cost $21,794,451)
Financials 1.2%				21,909,844
Banks 1.2%
USB Capital IX (Greater of 3 month LIBOR + 1.020% or 3.500%) (C)(D)	3.500	06-29-20	10,938,000	8,914,470

Wachovia Capital Trust III (Greater of 3 month LIBOR + 0.930% or 5.570%) (C)(D)	5.570	06-29-20	13,035,000	12,995,374
Municipal bonds 1.9%				$33,794,485
(Cost $33,399,553)
Arizona Department of Transportation State Highway Fund Revenue	2.058	07-01-25	1,840,000	1,891,943
Bay Area Toll Authority (California)	2.574	04-01-31	2,110,000	2,232,612
Central Plains Energy Project (Nebraska)	4.000	12-01-49	2,195,000	2,463,317
City of New York	1.970	03-01-31	1,605,000	1,519,454
City of Sacramento Water Revenue (California)	1.714	09-01-24	490,000	499,565
City of Sacramento Water Revenue (California)	1.814	09-01-25	450,000	460,679
City of Sacramento Water Revenue (California)	2.547	09-01-32	1,205,000	1,260,599
Massachusetts State College Building Authority	2.439	05-01-28	760,000	777,434
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	23

	Rate (%)	Maturity date	Par value^	Value

New York City Transitional Finance Authority Future Tax Secured Revenue	5.008	08-01-27	425,000	$514,560
New York City Transitional Finance Authority Future Tax Secured Revenue	2.450	05-01-31	1,395,000	1,405,546
New York City Transitional Finance Authority Future Tax Secured Revenue	2.550	05-01-32	1,460,000	1,465,606
Richland County School Disctrict No. 1 (South Carolina)	1.580	03-01-27	1,570,000	1,582,230
San Diego Public Facilities Financing Authority (California)	2.183	08-01-30	1,325,000	1,355,369
San Dieguito Union High School District (California)	2.282	08-01-31	650,000	664,378
San Mateo Foster City School District (California)	2.441	08-01-34	350,000	355,005
San Mateo Foster City School District (California)	2.631	08-01-36	880,000	897,582
State of California	2.500	10-01-29	265,000	279,260
State of Texas	2.746	10-01-33	895,000	950,580
State of Texas	2.846	10-01-34	1,200,000	1,279,044
State of Texas	2.896	10-01-35	650,000	691,600
University of Massachusetts Building Authority	3.097	11-01-35	810,000	814,082
University of Missouri	1.714	11-01-25	3,440,000	3,534,738
University of Texas	2.439	08-15-49	2,930,000	2,933,985
West Contra Costa Unified School District (California)	2.292	08-01-28	1,655,000	1,682,936

West Contra Costa Unified School District (California)	2.612	08-01-32	2,240,000	2,282,381
Collateralized mortgage obligations 4.4%				$78,561,443
(Cost $78,679,115)
Commercial and residential 4.4%				78,561,443
Angel Oak Mortgage Trust I LLC Series 2018-1, Class A1 (A)(E)	3.258	04-27-48	1,830,277	1,844,260
AOA Mortgage Trust Series 2015-1177, Class C (A)(E)	3.010	12-13-29	2,040,000	2,039,679
Arroyo Mortgage Trust
Series 2019-1, Class A1 (A)(E)	3.805	01-25-49	3,345,962	3,415,920
Series 2019-3, Class A1 (A)(E)	2.962	10-25-48	2,793,404	2,820,973
BAMLL Commercial Mortgage Securities Trust Series 2018-DSNY, Class A (1 month LIBOR + 0.850%) (A)(C)	1.034	09-15-34	5,370,000	4,993,445
BBCMS Mortgage Trust Series 2015-STP, Class A (A)	3.323	09-10-28	2,848,089	2,846,902
BX Commercial Mortgage Trust
24	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2018-BIOA, Class D (1 month LIBOR + 1.321%) (A)(C)	1.505	03-15-37	2,625,000	$2,474,352
Series 2019-XL, Class A (1 month LIBOR + 0.920%) (A)(C)	1.104	10-15-36	7,523,779	7,372,958
Series 2020-BXLP, Class A (1 month LIBOR + 0.800%) (A)(C)	0.984	12-15-36	2,595,000	2,510,479
BXP Trust Series 2017-GM, Class A (A)	3.379	06-13-39	4,642,000	4,953,301
Century Plaza Towers Series 2019-CPT, Class A (A)	2.865	11-13-39	5,760,000	6,039,401
COLT Mortgage Loan Trust Series 2018-2, Class A1 (A)(E)	3.470	07-27-48	947,262	951,606
CSMC Trust Series 2019-NQM1, Class A1 (A)	2.656	10-25-59	2,258,748	2,278,532
DBCG Mortgage Trust Series 2017-BBG, Class A (1 month LIBOR + 0.700%) (A)(C)	0.884	06-15-34	3,585,000	3,477,785
GS Mortgage Securities Trust Series 2017-FARM, Class A (A)(E)	3.541	01-10-43	1,420,000	1,509,048
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (A)	0.350	05-19-47	16,543,490	242,344
Series 2007-4, Class ES IO	0.350	07-19-47	17,565,164	221,727
Series 2007-6, Class ES IO (A)	0.343	08-19-37	15,644,862	195,445
Hudson Yards Mortgage Trust Series 2016-10HY, Class A (A)	2.835	08-10-38	4,290,000	4,443,872
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2015-UES, Class A (A)	2.933	09-05-32	2,350,000	2,331,667
Series 2016-NINE, Class A (A)(E)	2.854	09-06-38	4,855,000	4,985,698
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A (A)	2.200	09-13-31	6,860,000	6,822,564
Morgan Stanley Capital I Trust Series 2017-CLS, Class C (1 month LIBOR + 1.000%) (A)(C)	1.184	11-15-34	1,955,000	1,879,218
New Residential Mortgage Loan Trust Series 2017-5A, Class A1 (1 month LIBOR + 1.500%) (A)(C)	1.668	06-25-57	1,149,081	1,139,334
One Market Plaza Trust Series 2017-1MKT, Class A (A)	3.614	02-10-32	2,325,000	2,419,284
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	25

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Starwood Mortgage Residential Trust Series 2018-IMC1, Class A1 (A)(E)	3.793	03-25-48	1,974,056	$1,986,543

Wells Fargo Commercial Mortgage Trust Series 2017-SMP, Class A (1 month LIBOR + 0.750%) (A)(C)	0.934	12-15-34	2,505,000	2,365,106
Asset backed securities 2.5%				$43,041,642
(Cost $43,047,417)
Asset backed securities 2.5%				43,041,642
AccessLex Institute Series 2007-A, Class A3 (3 month LIBOR + 0.300%) (C)	0.660	05-25-36	5,628,267	5,111,841
Americredit Automobile Receivables Trust Series 2018-2, Class D	4.010	07-18-24	1,300,000	1,314,387
DB Master Finance LLC
Series 2017-1A, Class A2II (A)	4.030	11-20-47	1,925,675	1,918,569
Series 2019-1A, Class A2I (A)	3.787	05-20-49	3,349,688	3,420,801
Series 2019-1A, Class A2II (A)	4.021	05-20-49	1,806,350	1,822,192
Domino's Pizza Master Issuer LLC
Series 2015-1A, Class A2II (A)	4.474	10-25-45	3,720,063	3,861,016
Series 2017-1A, Class A2II (A)	3.082	07-25-47	1,830,075	1,833,497
FOCUS Brands Funding LLC Series 2017-1A, Class A2I (A)	3.857	04-30-47	2,662,650	2,583,649
GSAA Home Equity Trust Series 2005-MTR1, Class A4 (1 month LIBOR + 0.370%) (C)	0.538	10-25-35	1,495,473	1,450,976
Home Partners of America Trust Series 2018-1, Class A (1 month LIBOR + 0.900%) (A)(C)	1.082	07-17-37	2,193,506	2,154,359
MVW Owner Trust Series 2018-1A, Class A (A)	3.450	01-21-36	1,521,004	1,531,586
Store Master Funding I-VII Series 2018-1A, Class A1 (A)	3.960	10-20-48	2,664,873	2,665,098
Taco Bell Funding LLC Series 2016-1A, Class A23 (A)	4.970	05-25-46	6,499,000	6,772,673
Towd Point Mortgage Trust
Series 2017-2, Class A1 (A)(E)	2.750	04-25-57	1,144,069	1,160,417
Series 2017-3, Class A1 (A)(E)	2.750	07-25-57	1,751,946	1,778,770
Westlake Automobile Receivables Trust Series 2019-2A, Class C (A)	2.840	07-15-24	3,650,000	3,661,811

26	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Common stocks 0.0%		$0
(Cost $3,539,176)
Communication services 0.0%		0
Media 0.0%

Vertis Holdings, Inc. (F)(G)	300,118	0
Preferred securities 4.8%		$85,452,198
(Cost $88,560,098)
Financials 1.1%		20,396,658
Banks 1.1%
First Horizon Bank (Greater of 3 month LIBOR + 0.850% or 3.750%), 3.750% (A)(C)	6,420	4,269,300
U.S. Bancorp, 5.500%	135,700	3,708,681
U.S. Bancorp (Greater of 3 month LIBOR + 1.020% or 3.500%), 3.500% (C)	8,257	6,325,275
Wells Fargo & Company (5.850% to 9-15-23, then 3 month LIBOR + 3.090%)	165,630	4,157,313
Zions Bancorp NA (6.950% to 9-15-23, then 3 month LIBOR + 3.890%)	74,551	1,936,089
Health care 0.3%		5,174,300
Health care equipment and supplies 0.3%
Becton, Dickinson and Company, 6.000%	44,500	2,302,875
Danaher Corp., 5.000%	2,765	2,871,425
Industrials 0.4%		6,566,760
Machinery 0.4%
Fortive Corp., 5.000%	8,160	6,566,760
Information technology 0.3%		5,332,015
Semiconductors and semiconductor equipment 0.3%
Broadcom, Inc., 8.000%	4,910	5,332,015
Real estate 0.3%		5,378,474
Equity real estate investment trusts 0.3%
Crown Castle International Corp., 6.875%	3,545	5,378,474
Utilities 2.4%		42,603,991
Electric utilities 1.5%
American Electric Power Company, Inc., 6.125% (B)	91,300	4,773,164
NextEra Energy, Inc., 4.872%	151,550	7,689,647
NextEra Energy, Inc., 5.279%	143,200	6,366,672
The Southern Company, 6.750%	149,300	7,155,949
Multi-utilities 0.9%
CenterPoint Energy, Inc., 7.000%	59,000	2,030,780
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	27

	Shares	Value
Utilities (continued)
Multi-utilities (continued)
Dominion Energy, Inc., 7.250%	94,900	$9,943,622
DTE Energy Company, 6.250%	109,300	4,644,157

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 3.3%				$59,750,385
(Cost $59,750,726)
U.S. Government Agency 0.1%				2,286,000
Federal Agricultural Mortgage Corp. Discount Note	0.010	06-01-20	2,286,000	2,286,000

	Yield (%)	Shares	Value
Short-term funds 0.5%			8,705,385
John Hancock Collateral Trust (H)	0.3653(I)	869,521	8,705,385

	Par value^	Value
Repurchase agreement 2.7%		48,759,000
Barclays Tri-Party Repurchase Agreement dated 5-29-20 at 0.050% to be repurchased at $47,060,196 on 6-1-20, collateralized by $40,970,400 U.S. Treasury Notes, 2.750% due 2-15-28 (valued at $48,001,500)	47,060,000	47,060,000
Repurchase Agreement with State Street Corp. dated 5-29-20 at 0.000% to be repurchased at $1,699,000 on 6-1-20, collateralized by $1,645,000 U.S. Treasury Notes, 2.000% due 11-30-22 (valued at $1,734,797)	1,699,000	1,699,000

Total investments (Cost $1,755,043,618) 98.6%	$1,754,757,014
Other assets and liabilities, net 1.4%	24,391,990
Total net assets 100.0%	$1,779,149,004

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
28	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

NZD	New Zealand Dollar
PHP	Philippine Peso
SGD	Singapore Dollar
Security Abbreviations and Legend
BBSW	Bank Bill Swap Rate
CDOR	Canadian Dollar Offered Rate
CMT	Constant Maturity Treasury
ICE	Intercontinental Exchange
IO	Interest-Only Security - (Interest Tranche of Stripped Mortgage Pool). Rate shown is the annualized yield at the end of the period.
LIBOR	London Interbank Offered Rate
NIBOR	Norwegian Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $566,562,150 or 31.8% of the fund's net assets as of 5-31-20.
(B)	All or a portion of this security is on loan as of 5-31-20.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(E)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(F)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(G)	Non-income producing security.
(H)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(I)	The rate shown is the annualized seven-day yield as of 5-31-20.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	29

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	1,370	Short	Sep 2020	$(190,267,662)	$(190,515,546)	$(247,884)
German Euro BUND Futures	19	Short	Jun 2020	(3,689,196)	(3,637,348)	51,848
U.S. Treasury Long Bond Futures	593	Short	Sep 2020	(105,960,460)	(105,776,375)	184,085
						$(11,951)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	11,477,431	USD	7,517,698	MSCS	6/17/2020	$132,736	—
BRL	3,165,971	USD	647,438	CITI	6/17/2020	—	$(54,649)
CAD	12,120,165	USD	9,128,456	CIBC	6/17/2020	—	(325,562)
CAD	35,689,757	USD	25,643,006	JPM	6/17/2020	278,516	—
CAD	42,130,267	USD	29,990,407	MSCS	6/17/2020	608,867	—
CAD	12,154,372	USD	9,202,580	RBC	6/17/2020	—	(374,842)
CAD	2,563,323	USD	1,928,238	SSB	6/17/2020	—	(66,492)
EUR	3,504	USD	3,829	BOA	6/17/2020	62	—
EUR	26,641,715	USD	29,788,590	CITI	6/17/2020	—	(206,037)
EUR	18,805,396	USD	21,077,336	GSI	6/17/2020	—	(196,112)
EUR	23,107,309	USD	25,461,870	HUS	6/17/2020	196,132	—
EUR	15,083,524	USD	16,690,278	JPM	6/17/2020	58,236	—
EUR	12,771,231	USD	13,822,814	SSB	6/17/2020	358,165	—
EUR	13,274,142	USD	14,752,019	USB	6/17/2020	—	(12,615)
EUR	12,132,670	USD	13,156,242	UBS	6/17/2020	315,688	—
JPY	419,737,889	USD	3,856,223	CIBC	6/17/2020	36,587	—
JPY	42,857,908	USD	394,632	CITI	6/17/2020	2,849	—
MXN	84,715,156	USD	3,930,087	CITI	6/17/2020	—	(118,460)
MXN	159,827,708	USD	7,776,097	GSI	6/17/2020	—	(584,898)
MXN	215,298,119	USD	10,609,267	SSB	6/17/2020	—	(922,263)
NOK	16,406,776	USD	1,595,134	HUS	6/17/2020	92,864	—
NOK	333,051,332	USD	34,326,306	UBS	6/17/2020	—	(60,598)
NZD	1,265,600	USD	771,275	ANZ	6/17/2020	14,307	—
NZD	6,531,146	USD	3,726,953	GSI	6/17/2020	327,053	—
NZD	3,116,875	USD	2,026,020	SSB	6/17/2020	—	(91,316)
SGD	26,047,554	USD	18,940,459	ANZ	6/17/2020	—	(502,999)
SGD	542,030	USD	379,150	TD	6/17/2020	4,520	—
USD	16,340,867	AUD	24,215,472	ANZ	6/17/2020	199,723	—
USD	10,472,213	AUD	17,131,446	GSI	6/17/2020	—	(946,980)
USD	6,058,110	BRL	27,401,471	CITI	6/17/2020	927,525	—
30	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	78,858,825	CAD	104,657,884	MSCS	6/17/2020	$2,845,651	—
USD	9,445,198	DKK	63,350,000	UBS	6/17/2020	8,751	—
USD	32,873,412	EUR	29,272,348	CITI	6/17/2020	369,844	—
USD	6,964,981	EUR	6,271,226	GSI	6/17/2020	1,507	—
USD	5,214,795	EUR	4,624,113	HUS	6/17/2020	80,251	—
USD	11,634,046	EUR	10,499,270	MSCS	6/17/2020	—	$(24,183)
USD	22,476,404	EUR	20,341,877	SSB	6/17/2020	—	(110,906)
USD	88,447,203	EUR	79,544,017	UBS	6/17/2020	122,745	—
USD	11,821,419	GBP	9,054,777	CITI	6/17/2020	638,121	—
USD	756,250	GBP	578,535	HUS	6/17/2020	41,718	—
USD	8,644,791	JPY	927,637,982	GSI	6/17/2020	41,523	—
USD	24,988,498	MXN	486,440,466	CITI	6/17/2020	3,101,867	—
USD	4,870,132	MXN	97,994,423	SSB	6/17/2020	461,026	—
USD	26,643,264	NOK	245,706,844	HUS	6/17/2020	1,363,920	—
USD	11,139,520	NOK	103,751,264	UBS	6/17/2020	465,158	—
USD	14,773,147	NZD	22,936,222	ANZ	6/17/2020	536,201	—
USD	9,254,763	SGD	13,207,379	ANZ	6/17/2020	—	(93,928)
USD	28,063,635	SGD	40,071,792	CITI	6/17/2020	—	(300,721)
USD	39,296,264	SGD	54,743,194	HUS	6/17/2020	546,927	—
USD	6,790,114	SGD	9,675,301	UBS	6/17/2020	—	(58,436)
						$14,179,040	$(5,051,997)

Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SGD	Singapore Dollar
USD	U.S. Dollar

Derivatives Abbreviations
ANZ	Australia and New Zealand Banking Group Limited
BOA	Bank of America, N.A.
CIBC	Canadian Imperial Bank of Commerce
CITI	Citibank, N.A.
GSI	Goldman Sachs International
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INCOME FUND	31

HUS	HSBC Bank USA, N.A.
JPM	JPMorgan Chase Bank, N.A.
MSCS	Morgan Stanley Capital Services LLC
OTC	Over-the-counter
RBC	Royal Bank of Canada
SSB	State Street Bank and Trust Company
TD	The Toronto-Dominion Bank
UBS	UBS AG
USB	U.S. Bank N.A.
At 5-31-20, the aggregate cost of investments for federal income tax purposes was $1,748,955,313. Net unrealized appreciation aggregated to $14,916,793, of which $88,035,844 related to gross unrealized appreciation and $73,119,051 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
32	JOHN HANCOCK INCOME FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 5-31-20

Assets
Unaffiliated investments, at value (Cost $1,746,337,892) including $8,525,648 of securities loaned	$1,746,051,629
Affiliated investments, at value (Cost $8,705,726)	8,705,385
Total investments, at value (Cost $1,755,043,618)	1,754,757,014
Unrealized appreciation on forward foreign currency contracts	14,179,040
Cash	32,985
Foreign currency, at value (Cost $1,321,654)	1,342,775
Collateral held at broker for futures contracts	10,557,118
Collateral segregated at custodian for OTC derivative contracts	2,920,000
Dividends and interest receivable	14,686,999
Receivable for fund shares sold	2,674,997
Receivable for investments sold	2,090,016
Receivable for securities lending income	6,504
Other assets	129,697
Total assets	1,803,377,145
Liabilities
Unrealized depreciation on forward foreign currency contracts	5,051,997
Payable for futures variation margin	1,342,156
Distributions payable	231,841
Payable for investments purchased	6,564,730
Payable for fund shares repurchased	1,745,349
Payable upon return of securities loaned	8,706,043
Payable to affiliates
Accounting and legal services fees	141,125
Transfer agent fees	133,385
Distribution and service fees	5,518
Trustees' fees	1,389
Other liabilities and accrued expenses	304,608
Total liabilities	24,228,141
Net assets	$1,779,149,004
Net assets consist of
Paid-in capital	$1,946,466,130
Total distributable earnings (loss)	(167,317,126)
Net assets	$1,779,149,004

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Fund	33

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($542,881,007 ÷ 85,009,785 shares)[1]	$6.39
Class B ($5,905,537 ÷ 924,930 shares)[1]	$6.38
Class C ($94,799,658 ÷ 14,845,610 shares)[1]	$6.39
Class I ($530,230,601 ÷ 83,190,436 shares)	$6.37
Class R1 ($5,961,885 ÷ 930,526 shares)	$6.41
Class R2 ($3,452,888 ÷ 541,442 shares)	$6.38
Class R3 ($4,112,266 ÷ 644,304 shares)	$6.38
Class R4 ($2,709,769 ÷ 424,288 shares)	$6.39
Class R5 ($7,437,119 ÷ 1,166,547 shares)	$6.38
Class R6 ($581,658,274 ÷ 91,161,971 shares)	$6.38
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$6.66

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
34	JOHN HANCOCK Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  5-31-20

Investment income
Interest	$56,645,026
Dividends	4,812,064
Securities lending	119,786
Less foreign taxes withheld	(531,703)
Total investment income	61,045,173
Expenses
Investment management fees	6,113,966
Distribution and service fees	3,096,344
Accounting and legal services fees	317,330
Transfer agent fees	1,604,134
Trustees' fees	29,839
Custodian fees	437,509
State registration fees	208,095
Printing and postage	148,787
Professional fees	112,860
Other	120,907
Total expenses	12,189,771
Less expense reductions	(128,710)
Net expenses	12,061,061
Net investment income	48,984,112
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(11,435,408)
Affiliated investments	388
Futures contracts	(3,886,611)
Forward foreign currency contracts	18,805,611
3,483,980
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	27,711,165
Affiliated investments	(199)
Futures contracts	59,867
Forward foreign currency contracts	(3,961,460)
23,809,373
Net realized and unrealized gain	27,293,353
Increase in net assets from operations	$76,277,465
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Fund	35

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-20	Year ended 5-31-19
Increase (decrease) in net assets
From operations
Net investment income	$48,984,112	$89,311,430
Net realized gain (loss)	3,483,980	(127,813,804)
Change in net unrealized appreciation (depreciation)	23,809,373	110,507,439
Increase in net assets resulting from operations	76,277,465	72,005,065
Distributions to shareholders
From earnings
Class A	(14,677,550)	(17,713,935)
Class B	(245,661)	(747,987)
Class C	(2,376,586)	(4,398,102)
Class I	(16,299,922)	(25,290,072)
Class R1	(158,314)	(226,654)
Class R2	(137,635)	(229,275)
Class R3	(106,997)	(129,459)
Class R4	(83,477)	(2,728,837)
Class R5	(226,897)	(439,781)
Class R6	(15,289,426)	(37,794,702)
Total distributions	(49,602,465)	(89,698,804)
From fund share transactions	(37,953,703)	(1,600,301,476)
Total decrease	(11,278,703)	(1,617,995,215)
Net assets
Beginning of year	1,790,427,707	3,408,422,922
End of year	$1,779,149,004	$1,790,427,707
36	JOHN HANCOCK Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	5-31-20	5-31-19	5-31-18	5-31-17	5-31-16
Per share operating performance
Net asset value, beginning of period	$6.28	$6.25	$6.47	$6.47	$6.56
Net investment income[1]	0.17	0.20	0.20	0.17	0.17
Net realized and unrealized gain (loss) on investments	0.11	0.03	(0.22)	0.02	(0.05)
Total from investment operations	0.28	0.23	(0.02)	0.19	0.12
Less distributions
From net investment income	(0.17)	(0.20)	(0.20)	(0.19)	(0.19)
From net realized gain	—	—	—	—	(0.02)
Total distributions	(0.17)	(0.20)	(0.20)	(0.19)	(0.21)
Net asset value, end of period	$6.39	$6.28	$6.25	$6.47	$6.47
Total return (%)[2,3]	4.50	3.72	(0.43)	2.95	1.82
Ratios and supplemental data
Net assets, end of period (in millions)	$543	$541	$607	$672	$913
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	0.82	0.80	0.81	0.82
Expenses including reductions	0.84	0.81	0.79	0.81	0.81
Net investment income	2.64	3.17	3.03	2.69	2.67
Portfolio turnover (%)	76	58	48	41	37

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Fund	37

CLASS B SHARES Period ended	5-31-20	5-31-19	5-31-18	5-31-17	5-31-16
Per share operating performance
Net asset value, beginning of period	$6.28	$6.25	$6.47	$6.47	$6.56
Net investment income[1]	0.12	0.15	0.15	0.13	0.13
Net realized and unrealized gain (loss) on investments	0.11	0.03	(0.22)	0.01	(0.06)
Total from investment operations	0.23	0.18	(0.07)	0.14	0.07
Less distributions
From net investment income	(0.13)	(0.15)	(0.15)	(0.14)	(0.14)
From net realized gain	—	—	—	—	(0.02)
Total distributions	(0.13)	(0.15)	(0.15)	(0.14)	(0.16)
Net asset value, end of period	$6.38	$6.28	$6.25	$6.47	$6.47
Total return (%)[2,3]	3.77	2.99	(1.12)	2.24	1.12
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$20	$42	$71	$98
Ratios (as a percentage of average net assets):
Expenses before reductions	1.55	1.52	1.50	1.51	1.52
Expenses including reductions	1.54	1.51	1.49	1.51	1.51
Net investment income	1.93	2.48	2.32	1.99	1.98
Portfolio turnover (%)	76	58	48	41	37

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
38	JOHN HANCOCK Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	5-31-20	5-31-19	5-31-18	5-31-17	5-31-16
Per share operating performance
Net asset value, beginning of period	$6.28	$6.25	$6.47	$6.47	$6.56
Net investment income[1]	0.12	0.15	0.15	0.13	0.13
Net realized and unrealized gain (loss) on investments	0.12	0.03	(0.22)	0.01	(0.06)
Total from investment operations	0.24	0.18	(0.07)	0.14	0.07
Less distributions
From net investment income	(0.13)	(0.15)	(0.15)	(0.14)	(0.14)
From net realized gain	—	—	—	—	(0.02)
Total distributions	(0.13)	(0.15)	(0.15)	(0.14)	(0.16)
Net asset value, end of period	$6.39	$6.28	$6.25	$6.47	$6.47
Total return (%)[2,3]	3.77	2.99	(1.12)	2.24	1.12
Ratios and supplemental data
Net assets, end of period (in millions)	$95	$146	$211	$320	$413
Ratios (as a percentage of average net assets):
Expenses before reductions	1.55	1.52	1.50	1.51	1.52
Expenses including reductions	1.54	1.51	1.49	1.51	1.51
Net investment income	1.94	2.48	2.32	2.00	1.98
Portfolio turnover (%)	76	58	48	41	37

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Fund	39

CLASS I SHARES Period ended	5-31-20	5-31-19	5-31-18	5-31-17	5-31-16
Per share operating performance
Net asset value, beginning of period	$6.27	$6.23	$6.46	$6.46	$6.55
Net investment income[1]	0.19	0.21	0.21	0.19	0.19
Net realized and unrealized gain (loss) on investments	0.10	0.04	(0.23)	0.02	(0.06)
Total from investment operations	0.29	0.25	(0.02)	0.21	0.13
Less distributions
From net investment income	(0.19)	(0.21)	(0.21)	(0.21)	(0.20)
From net realized gain	—	—	—	—	(0.02)
Total distributions	(0.19)	(0.21)	(0.21)	(0.21)	(0.22)
Net asset value, end of period	$6.37	$6.27	$6.23	$6.46	$6.46
Total return (%)[2]	4.65	4.18	(0.29)	3.27	2.14
Ratios and supplemental data
Net assets, end of period (in millions)	$530	$595	$837	$3,080	$3,175
Ratios (as a percentage of average net assets):
Expenses before reductions	0.55	0.54	0.50	0.50	0.50
Expenses including reductions	0.54	0.53	0.49	0.49	0.50
Net investment income	2.93	3.47	3.31	3.02	2.96
Portfolio turnover (%)	76	58	48	41	37

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
40	JOHN HANCOCK Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R1 SHARES Period ended	5-31-20	5-31-19	5-31-18	5-31-17	5-31-16
Per share operating performance
Net asset value, beginning of period	$6.30	$6.27	$6.49	$6.49	$6.59
Net investment income[1]	0.15	0.18	0.17	0.15	0.15
Net realized and unrealized gain (loss) on investments	0.11	0.03	(0.22)	0.02	(0.07)
Total from investment operations	0.26	0.21	(0.05)	0.17	0.08
Less distributions
From net investment income	(0.15)	(0.18)	(0.17)	(0.17)	(0.16)
From net realized gain	—	—	—	—	(0.02)
Total distributions	(0.15)	(0.18)	(0.17)	(0.17)	(0.18)
Net asset value, end of period	$6.41	$6.30	$6.27	$6.49	$6.49
Total return (%)[2]	4.15	3.35	(0.77)	2.60	1.33
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$7	$10	$13	$15
Ratios (as a percentage of average net assets):
Expenses before reductions	1.18	1.17	1.15	1.16	1.16
Expenses including reductions	1.17	1.17	1.14	1.15	1.15
Net investment income	2.31	2.82	2.67	2.36	2.33
Portfolio turnover (%)	76	58	48	41	37

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Fund	41

CLASS R2 SHARES Period ended	5-31-20	5-31-19	5-31-18	5-31-17	5-31-16
Per share operating performance
Net asset value, beginning of period	$6.27	$6.24	$6.46	$6.46	$6.55
Net investment income[1]	0.16	0.19	0.19	0.17	0.17
Net realized and unrealized gain (loss) on investments	0.12	0.03	(0.22)	0.01	(0.06)
Total from investment operations	0.28	0.22	(0.03)	0.18	0.11
Less distributions
From net investment income	(0.17)	(0.19)	(0.19)	(0.18)	(0.18)
From net realized gain	—	—	—	—	(0.02)
Total distributions	(0.17)	(0.19)	(0.19)	(0.18)	(0.20)
Net asset value, end of period	$6.38	$6.27	$6.24	$6.46	$6.46
Total return (%)[2]	4.41	3.61	(0.54)	2.86	1.58
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$6	$9	$14	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	0.94	0.92	0.90	0.91	0.90
Expenses including reductions	0.93	0.91	0.89	0.90	0.90
Net investment income	2.57	3.07	2.92	2.62	2.59
Portfolio turnover (%)	76	58	48	41	37

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
42	JOHN HANCOCK Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R3 SHARES Period ended	5-31-20	5-31-19	5-31-18	5-31-17	5-31-16
Per share operating performance
Net asset value, beginning of period	$6.28	$6.25	$6.47	$6.47	$6.56
Net investment income[1]	0.15	0.18	0.18	0.16	0.16
Net realized and unrealized gain (loss) on investments	0.11	0.03	(0.22)	0.01	(0.06)
Total from investment operations	0.26	0.21	(0.04)	0.17	0.10
Less distributions
From net investment income	(0.16)	(0.18)	(0.18)	(0.17)	(0.17)
From net realized gain	—	—	—	—	(0.02)
Total distributions	(0.16)	(0.18)	(0.18)	(0.17)	(0.19)
Net asset value, end of period	$6.38	$6.28	$6.25	$6.47	$6.47
Total return (%)[2]	4.09	3.46	(0.68)	2.71	1.60
Ratios and supplemental data
Net assets, end of period (in millions)	$4	$4	$8	$7	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.09	1.07	1.05	1.06	1.04
Expenses including reductions	1.08	1.06	1.04	1.05	1.03
Net investment income	2.40	2.86	2.79	2.50	2.44
Portfolio turnover (%)	76	58	48	41	37

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Fund	43

CLASS R4 SHARES Period ended	5-31-20	5-31-19	5-31-18	5-31-17	5-31-16
Per share operating performance
Net asset value, beginning of period	$6.28	$6.25	$6.47	$6.47	$6.57
Net investment income[1]	0.18	0.20	0.20	0.19	0.18
Net realized and unrealized gain (loss) on investments	0.11	0.04	(0.22)	0.01	(0.06)
Total from investment operations	0.29	0.24	(0.02)	0.20	0.12
Less distributions
From net investment income	(0.18)	(0.21)	(0.20)	(0.20)	(0.20)
From net realized gain	—	—	—	—	(0.02)
Total distributions	(0.18)	(0.21)	(0.20)	(0.20)	(0.22)
Net asset value, end of period	$6.39	$6.28	$6.25	$6.47	$6.47
Total return (%)[2]	4.67	3.87	(0.28)	3.11	1.83
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$3	$143	$145	$139
Ratios (as a percentage of average net assets):
Expenses before reductions	0.78	0.77	0.75	0.76	0.76
Expenses including reductions	0.67	0.67	0.64	0.65	0.65
Net investment income	2.80	3.30	3.18	2.86	2.82
Portfolio turnover (%)	76	58	48	41	37

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
44	JOHN HANCOCK Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R5 SHARES Period ended	5-31-20	5-31-19	5-31-18	5-31-17	5-31-16
Per share operating performance
Net asset value, beginning of period	$6.27	$6.24	$6.46	$6.46	$6.55
Net investment income[1]	0.19	0.22	0.22	0.20	0.20
Net realized and unrealized gain (loss) on investments	0.11	0.03	(0.22)	0.01	(0.06)
Total from investment operations	0.30	0.25	—	0.21	0.14
Less distributions
From net investment income	(0.19)	(0.22)	(0.22)	(0.21)	(0.21)
From net realized gain	—	—	—	—	(0.02)
Total distributions	(0.19)	(0.22)	(0.22)	(0.21)	(0.23)
Net asset value, end of period	$6.38	$6.27	$6.24	$6.46	$6.46
Total return (%)[2]	4.88	4.08	(0.09)	3.32	2.19
Ratios and supplemental data
Net assets, end of period (in millions)	$7	$7	$17	$20	$13
Ratios (as a percentage of average net assets):
Expenses before reductions	0.49	0.47	0.45	0.46	0.46
Expenses including reductions	0.48	0.47	0.44	0.45	0.45
Net investment income	3.01	3.54	3.38	3.09	3.03
Portfolio turnover (%)	76	58	48	41	37

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Income Fund	45

CLASS R6 SHARES Period ended	5-31-20	5-31-19	5-31-18	5-31-17	5-31-16
Per share operating performance
Net asset value, beginning of period	$6.27	$6.24	$6.46	$6.46	$6.56
Net investment income[1]	0.19	0.22	0.22	0.20	0.20
Net realized and unrealized gain (loss) on investments	0.12	0.03	(0.22)	0.02	(0.07)
Total from investment operations	0.31	0.25	—	0.22	0.13
Less distributions
From net investment income	(0.20)	(0.22)	(0.22)	(0.22)	(0.21)
From net realized gain	—	—	—	—	(0.02)
Total distributions	(0.20)	(0.22)	(0.22)	(0.22)	(0.23)
Net asset value, end of period	$6.38	$6.27	$6.24	$6.46	$6.46
Total return (%)[2]	4.93	4.13	(0.03)	3.39	2.10
Ratios and supplemental data
Net assets, end of period (in millions)	$582	$461	$1,525	$288	$191
Ratios (as a percentage of average net assets):
Expenses before reductions	0.44	0.42	0.40	0.41	0.41
Expenses including reductions	0.43	0.42	0.39	0.38	0.38
Net investment income	3.04	3.58	3.45	3.15	3.10
Portfolio turnover (%)	76	58	48	41	37

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
46	JOHN HANCOCK Income Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Income Fund (the fund) is a series of John Hancock Strategic Series (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class B shares convert to Class A shares eight years after purchase. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Futures contracts are typically valued at the last traded price on the exchange on which they trade. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
ANNUAL REPORT | JOHN HANCOCK Income Fund	47

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of May 31, 2020, by major security category or type:
	Total value at 5-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$174,831,721	—	$174,831,721	—
Foreign government obligations	282,085,826	—	282,085,826	—
Corporate bonds	955,980,745	—	955,980,745	—
Convertible bonds	19,348,725	—	19,348,725	—
Capital preferred securities	21,909,844	—	21,909,844	—
Municipal bonds	33,794,485	—	33,794,485	—
Collateralized mortgage obligations	78,561,443	—	78,561,443	—
Asset backed securities	43,041,642	—	43,041,642	—
Preferred securities	85,452,198	$69,237,664	16,214,534	—
Short-term investments	59,750,385	8,705,385	51,045,000	—
Total investments in securities	$1,754,757,014	$77,943,049	$1,676,813,965	—
Derivatives:
Assets
Futures	$235,933	$235,933	—	—
Forward foreign currency contracts	14,179,040	—	$14,179,040	—
Liabilities
Futures	(247,884)	(247,884)	—	—
Forward foreign currency contracts	(5,051,997)	—	(5,051,997)	—
48	JOHN HANCOCK Income Fund | ANNUAL REPORT

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.
Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay claims resulting from close-out of the transactions.
Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund's income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund's cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund
ANNUAL REPORT | JOHN HANCOCK Income Fund	49

becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of May 31, 2020, the fund loaned securities valued at $8,525,648 and received $8,706,043 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
50	JOHN HANCOCK Income Fund | ANNUAL REPORT

Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended May 31, 2020, the fund had no borrowings under the line of credit. Commitment fees for the year ended May 31, 2020 were $6,919.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Change in accounting principle. Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, shortens the premium amortization period for purchased non contingently callable debt securities and is effective for public companies with fiscal years beginning after December 15, 2018. Adoption of the ASU did not have a material impact to the fund.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of May 31, 2020, the fund has a short-term capital loss carryforward of $98,149,398 and a long-term capital loss carryforward of $83,889,276 available to offset future net realized capital gains. These carryforwards do not expire.
As of May 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended May 31, 2020 and 2019 was as follows:
	May 31, 2020	May 31, 2019
Ordinary income	$49,602,465	$89,698,804
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2020, there were no distributable earnings on a tax basis.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
ANNUAL REPORT | JOHN HANCOCK Income Fund	51

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions, wash sale loss deferrals, amortization and accretion on debt securities, and contingent payment debt instruments.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of
52	JOHN HANCOCK Income Fund | ANNUAL REPORT

the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund's investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Payable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended May 31, 2020, the fund used futures contracts to manage duration of the fund. The fund held futures contracts with USD notional values ranging up to $299.9 million, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended May 31, 2020, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with USD notional values ranging from $377.5 million to $1,308.7 million, as measured at each quarter end.
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
When the fund purchases an option, the premium paid is included in the Fund's investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost.
During the year ended May 31, 2020, the fund used purchased options contracts to manage against anticipated changes in currency exchange rates. The fund held purchased options contracts with market values ranging up to $64,000, as measured at each quarter end. There were no open purchased options contracts as of May 31, 2020.
ANNUAL REPORT | JOHN HANCOCK Income Fund	53

Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at May 31, 2020 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin	Futures [1]	$235,933	$(247,884)
Currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	14,179,040	(5,051,997)
			$14,414,973	$(5,299,881)

[1]	Reflects cumulative appreciation/depreciation on futures as disclosed in Fund's investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2020:
	Statement of operations location - Net realized gain (loss) on:
Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Total
Interest rate	—	$(3,886,611)	—	$(3,886,611)
Currency	$(797,393)	—	$18,805,611	18,008,218
Total	$(797,393)	$(3,886,611)	$18,805,611	$14,121,607

[1]	Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2020:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Forward foreign currency contracts	Total
Interest rate	—	$59,867	—	$59,867
Currency	$618,084	—	$(3,961,460)	(3,343,376)
Total	$618,084	$59,867	$(3,961,460)	$(3,283,509)

[1]	Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.
54	JOHN HANCOCK Income Fund | ANNUAL REPORT

Note 4—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation. Prior to June 28, 2019, the Advisor was known as John Hancock Advisers, LLC and the Distributor was known as John Hancock Funds, LLC.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to the sum of: (a) 0.60% of the first $100 million of the fund’s average daily net assets; (b) 0.45% of the next $150 million of the fund’s average daily net assets; (c) 0.40% of the next $250 million of the fund’s average daily net assets; (d) 0.35% of the next $150 million of the fund’s average daily net assets; and (e) 0.30% of the fund’s average daily net assets in excess of $650 million. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended May 31, 2020, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$39,416
Class B	905
Class C	8,683
Class I	39,441
Class R1	486
Class R2	387
Class	Expense reduction
Class R3	$316
Class R4	211
Class R5	538
Class R6	35,387
Total	$125,770

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2020, were equivalent to a net annual effective rate of 0.34% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory
ANNUAL REPORT | JOHN HANCOCK Income Fund	55

reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2020 amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class B	1.00%	—
Class C	1.00%	—
Class R1	0.50%	0.25%
Class R2	0.25%	0.25%
Class R3	0.50%	0.15%
Class R4	0.25%	0.10%
Class R5	—	0.05%
The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on September 30, 2021, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $2,940 for Class R4 shares for the year ended May 31, 2020.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $352,515 for the year ended May 31, 2020. Of this amount, $50,467 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $302,048 was paid as sales commissions to broker-dealers.
Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2020, CDSCs received by the Distributor amounted to $3,227, $30 and $2,287 for Class A, Class B and Class C shares, respectively.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
56	JOHN HANCOCK Income Fund | ANNUAL REPORT

Class level expenses. Class level expenses for the year ended May 31, 2020 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$1,648,363	$685,506
Class B	124,685	15,397
Class C	1,204,653	149,670
Class I	—	684,592
Class R1	50,086	890
Class R2	26,458	702
Class R3	28,362	578
Class R4	10,037	387
Class R5	3,700	987
Class R6	—	65,425
Total	$3,096,344	$1,604,134
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$12,626,809	5	0.548%	$962
Note 6—Fund share transactions
Transactions in fund shares for the years ended May 31, 2020 and 2019 were as follows:
	Year Ended 5-31-20		Year Ended 5-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	13,544,748	$86,916,405	11,855,323	$73,461,070
Distributions reinvested	2,062,996	13,249,852	2,555,960	15,815,724
Repurchased	(16,766,708)	(106,910,261)	(25,363,929)	(156,705,120)
Net decrease	(1,158,964)	$(6,744,004)	(10,952,646)	$(67,428,326)
Class B shares
Sold	15,266	$97,887	30,529	$189,787
Distributions reinvested	35,026	225,402	110,119	681,051
Repurchased	(2,263,874)	(14,433,286)	(3,760,508)	(23,284,411)
Net decrease	(2,213,582)	$(14,109,997)	(3,619,860)	$(22,413,573)
ANNUAL REPORT | JOHN HANCOCK Income Fund	57

	Year Ended 5-31-20		Year Ended 5-31-19
	Shares	Amount	Shares	Amount
Class C shares
Sold	694,722	$4,465,518	1,186,551	$7,294,888
Distributions reinvested	325,212	2,090,189	634,924	3,927,371
Repurchased	(9,375,627)	(60,023,588)	(12,342,504)	(76,347,749)
Net decrease	(8,355,693)	$(53,467,881)	(10,521,029)	$(65,125,490)
Class I shares
Sold	24,130,052	$153,610,549	35,791,365	$220,351,855
Distributions reinvested	2,368,311	15,186,457	3,779,968	23,334,735
Repurchased	(38,261,373)	(242,682,580)	(78,938,815)	(485,654,006)
Net decrease	(11,763,010)	$(73,885,574)	(39,367,482)	$(241,967,416)
Class R1 shares
Sold	207,414	$1,322,728	196,061	$1,218,238
Distributions reinvested	22,519	145,129	31,261	194,019
Repurchased	(403,366)	(2,556,490)	(661,081)	(4,109,130)
Net decrease	(173,433)	$(1,088,633)	(433,759)	$(2,696,873)
Class R2 shares
Sold	252,415	$1,624,488	230,538	$1,427,592
Distributions reinvested	17,155	110,140	28,699	177,380
Repurchased	(728,171)	(4,688,046)	(640,764)	(3,956,715)
Net decrease	(458,601)	$(2,953,418)	(381,527)	$(2,351,743)
Class R3 shares
Sold	158,267	$1,013,299	114,170	$707,220
Distributions reinvested	16,533	106,155	20,777	128,553
Repurchased	(236,201)	(1,507,603)	(653,415)	(4,067,825)
Net decrease	(61,401)	$(388,149)	(518,468)	$(3,232,052)
Class R4 shares
Sold	125,926	$806,428	1,877,198	$11,585,437
Distributions reinvested	12,974	83,324	399,222	2,465,771
Repurchased	(210,656)	(1,346,895)	(24,688,732)	(149,934,837)
Net decrease	(71,756)	$(457,143)	(22,412,312)	$(135,883,629)
Class R5 shares
Sold	455,831	$2,905,420	379,131	$2,342,519
Distributions reinvested	35,196	225,732	69,854	431,244
Repurchased	(507,164)	(3,238,277)	(1,997,426)	(12,343,173)
Net decrease	(16,137)	$(107,125)	(1,548,441)	$(9,569,410)
58	JOHN HANCOCK Income Fund | ANNUAL REPORT

	Year Ended 5-31-20		Year Ended 5-31-19
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	33,183,910	$213,393,049	23,010,725	$142,333,550
Distributions reinvested	2,300,702	14,748,717	6,020,655	37,143,757
Repurchased	(17,720,651)	(112,893,545)	(200,060,158)	(1,229,110,271)
Net increase (decrease)	17,763,961	$115,248,221	(171,028,778)	$(1,049,632,964)
Total net decrease	(6,508,616)	$(37,953,703)	(260,784,302)	$(1,600,301,476)
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $1,254,119,133 and $1,266,810,647, respectively, for the year ended May 31, 2020. Purchases and sales of U.S. Treasury obligations aggregated $49,950,897 and $83,982,927, respectively, for the year ended May 31, 2020.
Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	869,521	$8,100,599	$210,424,989	$(209,820,392)	$388	$(199)	$119,786	—	$8,705,385

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 9—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR after 2021. This event will likely cause LIBOR to cease to be published. Before then, it is expected that market participants will transition to the use of different reference or benchmark rates. However, although regulators have suggested alternative rates, there is currently no definitive information regarding the future utilization of LIBOR or of any replacement rate.
It is uncertain what impact the discontinuation of LIBOR will have on the use of LIBOR as a reference rate for securities in which the fund invests. It is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. In addition, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. As market participants transition away from LIBOR, LIBOR's usefulness may deteriorate, which could
ANNUAL REPORT | JOHN HANCOCK Income Fund	59

occur prior to the end of 2021. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR's deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
Note 10—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance.
60	JOHN HANCOCK Income Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Strategic Series and Shareholders of John Hancock Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock Income Fund (one of the funds constituting John Hancock Strategic Series, referred to hereafter as the “Fund”) as of May 31, 2020, the related statement of operations for the year ended May 31, 2020, the statements of changes in net assets for each of the two years in the period ended May 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2020 and the financial highlights for each of the five years in the period ended May 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 13, 2020
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK INCOME FUND	61

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2020.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
62	JOHN HANCOCK INCOME FUND | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program

This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Income Fund, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund's subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.

The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Committee also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Committee may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues.

The Committee provided the Board at a meeting held on March 15-17, 2020 with a written report which addressed the Committee's assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period December 1, 2018 through December 31, 2019, included an assessment of important aspects of the LRMP including, but not limited to:

•	Operation of the Fund's Redemption-In-Kind Procedures;
•	Highly Liquid Investment Minimum (HLIM) determination;
•	Compliance with the 15% limit on illiquid investments;
•	Reasonably Anticipated Trade Size (RATS) determination;
•	Security-level liquidity classifications; and
•	Liquidity risk assessment.

The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee's actions to address such matters.

Redemption-In-Kind Procedures

Rule 22e-4 requires any fund that engages in or reserves the right to engage in in-kind redemptions to adopt and implement written policies and procedures regarding in-kind redemptions as part of the management of its liquidity risk. These procedures address the process for redeeming in kind, as well as the circumstances under which the Fund would consider redeeming in kind. Anticipated large redemption activity will be evaluated to identify situations where redeeming in securities instead of cash may be appropriate.

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       63

As part of its annual assessment of the LRMP, the Committee reviewed the implementation and operation of the Redemption-In-Kind Procedures and determined they are operating in a manner that such procedures are adequate and effective to manage in-kind redemptions on behalf of the Fund as part of the LRMP.

Highly Liquid Investment Minimum determination

The Committee uses an HLIM model to determine a Fund's HLIM. This process incorporates the Fund's investment strategy, historical redemptions, liquidity classification rollup percentages and cash balances, redemption policy, access to funding sources, distribution channels and client concentrations. If the Fund falls below its established HLIM for a period greater than 7 consecutive calendar days, the Committee prepares a report to the Board within one business day following the seventh consecutive calendar day with an explanation of how the Fund plans to restore its HLIM within a reasonable period of time.

Based on the HLIM model, the Committee has determined that the Fund qualifies as a Primarily Highly Liquid Fund (PHLF). It is therefore not required to establish a HLIM. The Fund is tested quarterly to confirm its PHLF status.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to HLIM and PHLF determinations, and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Compliance with the 15% limit on illiquid investments

Rule 22e-4 sets an aggregate illiquid investment limit of 15% for a fund. Funds are prohibited from acquiring an illiquid investment if this results in greater than 15% of its net assets being classified as illiquid. When applying this limit, the Committee defines "illiquid investment" to mean any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a 15% illiquid investment limit breach occurs for longer than 1 business day, the Fund is required to notify the Board and provide a plan on how to bring illiquid investments within the 15% threshold, and after 7 days confidentially notify the Securities and Exchange Commission (the SEC).

In February 2019, as a result of extended security markets closures in connection with the Chinese New Year in certain countries, the SEC released guidance, and the Committee approved and adopted an Extended Market Holiday Policy to plan for and monitor known Extended Market Holidays (defined as all expected market holiday closures spanning four or more calendar days).

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to the 15% illiquid investment limit and determined such policies and procedures are operating in a manner that is adequate and effective as part of the LMRP.

Reasonably Anticipated Trade Size determination

In order to assess the liquidity risk of a Fund, the Committee considers the impact on the Fund that redemptions of a RATS would have under both normal and reasonably foreseeable stressed conditions. Modelling the Fund's RATS requires quantifying cash flow volatility and analyzing distribution channel concentration and redemption risk. The model is designed to estimate the amount of assets that the Fund could reasonably anticipate trading on a given day, during both normal and reasonably foreseeable stressed conditions, to satisfy redemption requests.

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       64

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to RATS determinations and determined that such policies and procedures are operating in a manner that is adequate and effective at making RATS determinations as part of the LRMP.

Security-level liquidity classifications

When classifying the liquidity of portfolio securities, the Fund adheres to the liquidity classification procedures established by the Advisor. In assigning a liquidity classification to Fund portfolio holdings, the following key inputs, among others, are considered: the Fund's RATS, feedback from the applicable Subadvisor on market-, trading- and investment-specific considerations, an assessment of current market conditions and fund portfolio holdings, and a value impact standard. The Subadvisor also provides position-level data to the Committee for use in monthly classification reconciliation in order to identify any classifications that may need to be changed as a result of the above considerations.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to security-level liquidity classifications and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Liquidity risk assessment

The Committee periodically reviews and assesses, the Fund's liquidity risk, including its investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions (including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives), cash flow analysis during both normal and reasonably foreseeable stressed conditions, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.

As part of its annual assessment of the LRMP, the Committee reviewed Fund-Level Liquidity Risk Assessment Reports for each of the Funds and determined that the investment strategy for each Fund continues to be appropriate for an open-ended structure.

Adequacy and Effectiveness

Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       65

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	195
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	195
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	195
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	195
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2005	195
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	195
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       66

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	195
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2012	195
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2005	195
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2009	195
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       67

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	195
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	195
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       68

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       69

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Manulife Investment Management (US) LLC

Portfolio Managers

Christopher M. Chapman, CFA
Thomas C. Goggins
Daniel S. Janis III
Kisoo Park

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. PO Box 219909 Kansas City, MO 64121-9909	Express mail: John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407

ANNUAL REPORT   |   JOHN HANCOCK INCOME FUND       70

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1210544	91A 5/20 7/2020

John Hancock

Managed Account Shares

Annual report 5/31/2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

Global financial markets delivered strong returns during first half of the 12-month period ended May 31, 2020; however, heightened fears over the coronavirus (COVID-19) sent markets tumbling during the latter half of February and early March. Investors reacted by exiting higher-risk assets and moving into cash, leading to a liquidity crunch in the fixed-income markets.

In response to the sell-off, the U.S. Federal Reserve acted quickly, lowering interest rates to near zero and reinstating quantitative easing, as well as announcing its plans to shore up short-term debt. These steps, along with the passage of a $2 trillion federal economic stimulus bill, helped lift the markets during the last two months of the period, while credit spreads rebounded off their highs as liquidity concerns eased.

The continued spread of COVID-19, trade disputes, rising unemployment, and other geopolitical tensions may continue to create uncertainty among businesses and investors. Your financial professional can help position your portfolio so that it's sufficiently diversified to seek to meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Managed Account Shares

Table of contents

2	Managed Account Shares Portfolios strategy at a glance
7	Manager's discussion of portfolio performance
9	Managed Account Shares Investment-Grade Corporate Bond Portfolio
10	Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio
11	Managed Account Shares Securitized Debt Portfolio
12	Your expenses
13	Portfolios' investments
25	Financial statements
28	Financial highlights
30	Notes to financial statements
35	Report of independent registered public accounting firm
36	Tax information
37	Statement regarding liquidity risk management
39	Trustees and Officers
42	More information

ANNUAL REPORT   |   JOHN HANCOCK MANAGED ACCOUNT SHARES       1

Managed Account Shares Portfolios' strategy at a glance

John Hancock Managed Account Shares Investment-Grade Corporate Bond Portfolio

PERFORMANCE HIGHLIGHTS OVER THE PERIOD

•  Investment-grade bonds produced strong gains

The slowdown in growth associated with COVID-19, together with the U.S. Federal Reserve's decision to cut short-term interest rates to near zero, fueled elevated demand for higher-quality bonds.

•  The portfolio trailed its benchmark

The portfolio's duration (interest-rate sensitivity) was below that of the index, which hurt results at a time of falling yields.

•  Security selection was an additional detractor

The portfolio's holdings in the transportation sector lagged, which was somewhat offset by positive performance in energy and communication services.

SECTOR COMPOSITION AS OF 5/31/2020 (%)

QUALITY COMPOSITION AS OF 5/31/2020 (%)

ANNUAL REPORT   |   JOHN HANCOCK MANAGED ACCOUNT SHARES       2

COUNTRY COMPOSITION AS OF 5/31/2020 (%)

United States	86.2
Canada	4.8
Qatar	2.6
Saudi Arabia	2.5
United Kingdom	1.4
Other countries	2.5
TOTAL	100.0
As a percentage of net assets.

A note about risks

The portfolio may be subject to various risks as described in the portfolio's prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the portfolio's performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK MANAGED ACCOUNT SHARES       3

John Hancock Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio

PERFORMANCE HIGHLIGHTS OVER THE PERIOD

•   High-yield bonds were hurt by the risk-off environment

High yield suffered a dramatic sell-off in March due to the combination of plunging oil prices and concerns about the economic effects of COVID-19.

•  The asset class recovered from late March onward

High-yield bonds rebounded sharply in April and May, thanks to significant fiscal and monetary stimulus and investor hopes for a V-shaped economic recovery.

•  The fund underperformed

Sector allocation, particularly an overweight in energy issues, was the primary driver of the shortfall.

SECTOR COMPOSITION AS OF 5/31/2020 (%)

QUALITY COMPOSITION AS OF 5/31/2020 (%)

ANNUAL REPORT   |   JOHN HANCOCK MANAGED ACCOUNT SHARES       4

COUNTRY COMPOSITION AS OF 5/31/2020 (%)

United States	81.6
United Kingdom	4.4
Netherlands	4.4
Switzerland	2.8
Italy	1.7
Luxembourg	1.2
Canada	1.2
Argentina	1.1
Other countries	1.6
TOTAL	100.0
As a percentage of net assets.

A note about risks

The portfolio may be subject to various risks as described in the portfolio's prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the portfolio's performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK MANAGED ACCOUNT SHARES       5

John Hancock Managed Account Shares Securitized Debt Portfolio

PERFORMANCE HIGHLIGHTS OVER THE PERIOD

•  Securitized assets posted a positive return

Mortgage-backed securities (MBS) led the category higher.

•  Commercial mortgage-backed securities (CMBS) lagged

Concerns that commercial tenants may be unable to make their rent payments led to relative underperformance for CMBS.

•  The fund underperformed its benchmark

An overweight in CMBS, together with an underweight in MBS, was the primary detractor from results.

PORTFOLIO COMPOSITION AS OF 5/31/2020 (%)

QUALITY COMPOSITION AS OF 5/31/2020 (%)

A note about risks

The portfolio may be subject to various risks as described in the portfolio's prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the portfolio's performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK MANAGED ACCOUNT SHARES       6

Manager's discussion of portfolio performance

How would you describe the investment backdrop during the portfolios' inception on July 9, 2019, through May 31, 2020?

Investment-grade bonds delivered strong total returns in the abbreviated reporting period. Yields fell dramatically, and prices rose, as uncertainty about the economic impact of COVID-19 prompted a rotation from higher-risk assets into those perceived to have a greater degree of safety. The bond market was further boosted by the U.S. Federal Reserve's decision to cut short-term interest rates to near zero. Corporate debt, while falling sharply in late February and most of March, delivered a sizable gain for the full period, thanks to its strong showing in April and May. Securitized assets also gained ground, but they didn't keep pace with corporates.

High-yield bonds finished with a flat return and lagged investment-grade issues by a wide margin. Liquidity in the high-yield market evaporated at the peak of the coronavirus-related sell-off, causing the category to experience a much larger downturn than other areas of fixed income.

How did each portfolio perform?

The Investment-Grade Corporate Bond Portfolio, while producing a positive return, underperformed its benchmark, the Bloomberg Barclays U.S. Corporate Bond Index. The portfolio's duration was below that of the benchmark, which limited the benefit of falling yields. Security selection, especially in the transportation sector, also detracted. Allocation also had a slightly negative effect overall, with an underweight in banking and an overweight in transportation representing the largest detractors. On the plus side, an overweight in technology contributed.

Sector allocation was the primary driver of underperformance in the Non-Investment-Grade Corporate Bond Portfolio, with the bulk of the negative effect coming from an overweight in energy. An underweight in consumer noncyclicals was an additional detractor. However, some of the shortfall was made up through favorable individual security selection, particularly in the energy, finance, and transportation sectors.

The Securitized Debt Portfolio trailed its benchmark, the Bloomberg Barclays U.S. Securitized Index. A large overweight in commercial mortgage-backed securities, together with a corresponding underweight in agency mortgage-backed securities (MBS)—which make up the majority of the benchmark—was the largest detractor.

How would you characterize your portfolio activity?

We repositioned the Investment-Grade Corporate Bond Portfolio in an effort to capitalize on relative value opportunities as they emerged. We steadily reduced exposure to the banking sector throughout the period and rotated toward areas we believe will be less affected by further disruptions in the economy and financial markets. We also decreased the portfolio's energy allocation in response to the collapse in oil prices.

We took a similar relative-value approach in the Non-Investment-Grade Corporate Bond Portfolio, adding to the portfolio's weighting in banking and reducing its exposure to energy.

In the Securitized Debt Portfolio, we reduced the allocation to asset-backed securities and rotated into commercial mortgage-backed securities (CMBS). Our purchases in the latter area were split between agency CMBS and non-agency CMBS. We maintained a largely stable weighting in agency MBS, but we increased the position slightly in the wake of the market disruptions related to the coronavirus.

At the close of the period, we maintained a cautious approach, given the unusual circumstances facing the economy and markets. We therefore continued to emphasize bottom-up security selection and robust fundamental analysis to identify opportunities among

ANNUAL REPORT   |   JOHN HANCOCK MANAGED ACCOUNT SHARES       7

stable, high-quality issuers in the best position to withstand a potentially difficult environment. At the same time, we sought to avoid those where our analysis showed that yields were not adequately compensating investors for the potential risks.

MANAGED BY

Howard C. Greene, CFA, Manulife IM (US)
Jeffrey N. Given, CFA, Manulife IM (US)

The views expressed in this report are exclusively those of Howard C. Greene, CFA, and Jeffrey N. Given, CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK MANAGED ACCOUNT SHARES       8

Managed Account Shares Investment-Grade Corporate Bond Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Managed Account Shares Investment-Grade Corporate Bond Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays U.S. Corporate Bond Index.

The Bloomberg Barclays U.S. Corporate Bond Index is an unmanaged Index comprises USD-denominated securities publicly issued by US and non-US industrial, utility and financial issuers.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

PERFORMANCE CHART

Total returns for the period ended 5-31-20 (%)

	Investment-Grade Corporate Bond Portfolio	Bloomberg Barclays U.S. Corporate Bond Index
Start date	7-9-19	7-9-19
Cumulative returns
Since inception	3.74	7.35

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until September 30, 2022 and are subject to change. Had the fee contractual waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	1.00
Net (%)	0.00

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the portfolio.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

ANNUAL REPORT   |   JOHN HANCOCK MANAGED ACCOUNT SHARES       9

Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the ICE Bank of America U.S. High Yield Index.

The ICE Bank of America U.S. High Yield Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

PERFORMANCE CHART

Total returns for the period ended 5-31-20 (%)

	Non-Investment-Grade Corporate Bond Portfolio	ICE Bank of America U.S. High Yield Index
Start date	7-9-19	7-9-19
Cumulative returns
Since inception	-3.62	-2.23

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until September 30, 2022 and are subject to change. Had the fee contractual waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	1.00
Net (%)	0.00

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the portfolio.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

ANNUAL REPORT   |   JOHN HANCOCK MANAGED ACCOUNT SHARES       10

Managed Account Shares Securitized Debt Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Managed Account Shares Securitized Debt Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays U.S. Securitized MBS ABS CMBS Index.

The Bloomberg Barclays U.S. Securitized MBS ABS CMBS Index tracks agency mortgage-backed pass-through securities, asset-backed securities, and commercial mortgage-backed securities.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

PERFORMANCE CHART

Total returns for the period ended 5-31-20 (%)

	Securitized Debt Portfolio	Bloomberg Barclays U.S. Securitized MBS ABS CMBS Index
Start date	7-9-19	7-9-19
Cumulative returns
Since inception	2.37	5.61

Performance figures assume all distributions have been reinvested.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until September 30, 2022 and are subject to change. Had the fee contractual waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Gross (%)	1.00
Net (%)	0.00

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the portfolio.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the portfolio's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

The performance information does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

ANNUAL REPORT   |   JOHN HANCOCK MANAGED ACCOUNT SHARES       11

Your expenses
As a shareholder of a John Hancock Managed Account Shares, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other portfolio expenses.
These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (December 1, 2019 through May 31, 2020).
Actual expenses/actual returns
The first line in the table on the following page is intended to provide information about a portfolio’s actual ongoing operating expenses, and is based on the portfolio’s actual NAV return. It assumes an account value of $1,000.00 on December 1, 2019, with the same investment held until May 31, 2020.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2020, by $1,000.00, then multiply it by the “expenses paid” from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line in the table on the following page allows you to compare a portfolio’s ongoing operating expenses with those of any other portfolio. It provides an example of the portfolio’s hypothetical account values and hypothetical expenses based on the portfolio’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the portfolio’s actual return). It assumes an account value of $1,000.00 on December 1, 2019, with the same investment held until May 31, 2020. Look in any other portfolio shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
SHAREHOLDER EXPENSE EXAMPLE CHART

	Account value on 12-1-2019	Ending value on 5-31-2020	Expenses paid during period ended 5-31-2020[1]	Annualized expense ratio
Managed Account Shares Investment-Grade Corporate Bond Portfolio
Actual expenses/actual returns	$1,000.00	$1,004.20	$0.00	0.00%
Hypothetical example	1,000.00	1,025.00	0.00	0.00%
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio
Actual expenses/actual returns	$1,000.00	$ 948.40	$0.00	0.00%
Hypothetical example	1,000.00	1,025.00	0.00	0.00%
Managed Account Shares Securitized Debt Portfolio
Actual expenses/actual returns	$1,000.00	$1,009.50	$0.00	0.00%
Hypothetical example	1,000.00	1,025.00	0.00	0.00%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
12	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

Portfolios' investments
MANAGED ACCOUNT SHARES INVESTMENT-GRADE CORPORATE BOND PORTFOLIO

As of 5-31-20
	Rate (%)	Maturity date	Par value^	Value
Foreign government obligations 2.6%				$212,023
(Cost $182,318)
Qatar 2.6%				212,023
State of Qatar Bond (A)	3.375	03-14-24	200,000	212,023

Corporate bonds 94.8%				$7,791,642
(Cost $7,741,911)
Communication services 6.1%				505,214
Diversified telecommunication services 2.2%
AT&T, Inc.	3.800	02-15-27	142,000	155,150
Level 3 Financing, Inc. (A)	3.400	03-01-27	25,000	25,281
Entertainment 0.4%
Activision Blizzard, Inc.	3.400	09-15-26	32,000	35,687
Media 3.0%
Charter Communications Operating LLC	4.200	03-15-28	61,000	67,911
Charter Communications Operating LLC	5.750	04-01-48	129,000	158,851
Comcast Corp.	4.049	11-01-52	19,000	22,693
Wireless telecommunication services 0.5%
CC Holdings GS V LLC	3.849	04-15-23	37,000	39,641
Consumer discretionary 6.2%				509,659
Automobiles 1.4%
General Motors Financial Company, Inc.	4.000	01-15-25	65,000	65,509
General Motors Financial Company, Inc.	4.300	07-13-25	25,000	25,526
Nissan Motor Acceptance Corp. (A)	3.450	03-15-23	27,000	24,869
Hotels, restaurants and leisure 0.6%
Choice Hotels International, Inc.	3.700	12-01-29	50,000	46,342
Internet and direct marketing retail 2.4%
Expedia Group, Inc.	5.000	02-15-26	116,000	118,619
QVC, Inc.	4.375	03-15-23	84,000	81,900
Multiline retail 1.1%
Dollar Tree, Inc.	4.200	05-15-28	78,000	88,172
Specialty retail 0.7%
The TJX Companies, Inc.	3.875	04-15-30	50,000	58,722
Consumer staples 1.8%				146,297
Beverages 0.9%
Anheuser-Busch InBev Worldwide, Inc.	4.600	04-15-48	34,000	37,801
The Coca-Cola Company	4.200	03-25-50	30,000	38,768
Food products 0.3%
Cargill, Inc. (A)	2.125	04-23-30	20,000	20,313
Household products 0.6%
The Clorox Company	1.800	05-15-30	49,000	49,415
Energy 11.4%				935,551
Oil, gas and consumable fuels 11.4%
Cimarex Energy Company	4.375	06-01-24	25,000	25,333
Colorado Interstate Gas Company LLC (A)	4.150	08-15-26	19,000	20,462
Enbridge, Inc. (6.250% to 3-1-28, then 3 month LIBOR + 3.641%)	6.250	03-01-78	34,000	32,640
Energy Transfer Operating LP	4.250	03-15-23	88,000	91,256
Enterprise Products Operating LLC (5.250% to 8-16-27, then 3 month LIBOR + 3.033%)	5.250	08-16-77	59,000	53,160
Husky Energy, Inc.	3.950	04-15-22	33,000	33,244
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	13

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Kinder Morgan Energy Partners LP	7.750	03-15-32	22,000	$29,686
MPLX LP	4.000	03-15-28	53,000	54,543
MPLX LP	5.250	01-15-25	38,000	39,397
ONEOK Partners LP	4.900	03-15-25	17,000	17,805
Sabine Pass Liquefaction LLC	5.000	03-15-27	75,000	83,228
Saudi Arabian Oil Company (A)	2.875	04-16-24	200,000	207,140
Sunoco Logistics Partners Operations LP	3.900	07-15-26	58,000	58,468
Sunoco Logistics Partners Operations LP	5.400	10-01-47	60,000	59,600
The Williams Companies, Inc.	3.750	06-15-27	39,000	41,479
The Williams Companies, Inc.	4.550	06-24-24	75,000	81,306
TransCanada PipeLines, Ltd.	4.250	05-15-28	6,000	6,804
Financials 19.3%				1,585,161
Banks 10.4%
Bank of Montreal	3.300	02-05-24	118,000	126,619
Citigroup, Inc.	3.200	10-21-26	58,000	62,061
Citigroup, Inc.	4.600	03-09-26	91,000	101,908
Citizens Financial Group, Inc.	3.250	04-30-30	30,000	30,827
The PNC Financial Services Group, Inc.	2.200	11-01-24	60,000	62,902
The PNC Financial Services Group, Inc.	3.150	05-19-27	17,000	18,744
The PNC Financial Services Group, Inc.	3.500	01-23-24	39,000	42,443
The PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) (B)	6.750	08-01-21	58,000	58,185
The Toronto-Dominion Bank	2.650	06-12-24	149,000	158,764
Truist Financial Corp.	4.000	05-01-25	42,000	47,360
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (B)	5.875	06-15-25	136,000	144,692
Capital markets 3.4%
Ares Capital Corp.	4.200	06-10-24	45,000	43,054
Cantor Fitzgerald LP (A)	4.875	05-01-24	45,000	45,829
Lazard Group LLC	4.375	03-11-29	27,000	28,860
Morgan Stanley	3.875	01-27-26	31,000	34,879
Stifel Financial Corp.	4.250	07-18-24	25,000	26,269
The Goldman Sachs Group, Inc.	3.850	01-26-27	88,000	96,953
Consumer finance 0.9%
Discover Financial Services	3.950	11-06-24	70,000	74,149
Diversified financial services 1.4%
Jefferies Financial Group, Inc.	5.500	10-18-23	33,000	35,518
Jefferies Group LLC	4.850	01-15-27	77,000	82,487
Insurance 3.2%
Brighthouse Financial, Inc.	3.700	06-22-27	63,000	61,840
Lincoln National Corp.	4.000	09-01-23	13,000	14,069
MetLife, Inc. (6.400% to 12-15-36, then 3 month LIBOR + 2.205%)	6.400	12-15-36	34,000	39,404
New York Life Insurance Company (A)	3.750	05-15-50	24,000	26,950
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42	69,000	73,368
Teachers Insurance & Annuity Association of America (A)	4.270	05-15-47	40,000	47,027
Health care 9.2%				757,810
Biotechnology 2.1%
AbbVie, Inc. (A)	3.200	11-21-29	85,000	91,074
AbbVie, Inc. (A)	4.250	11-21-49	23,000	26,350
Shire Acquisitions Investments Ireland DAC	3.200	09-23-26	50,000	55,198
14	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services 5.7%
AmerisourceBergen Corp.	3.450	12-15-27	53,000	$58,436
Cottage Health Obligated Group	3.304	11-01-49	62,000	63,816
CVS Health Corp.	3.000	08-15-26	10,000	10,923
CVS Health Corp.	3.750	04-01-30	35,000	39,171
CVS Health Corp.	4.300	03-25-28	45,000	51,311
CVS Health Corp.	5.050	03-25-48	36,000	46,219
HCA, Inc.	4.125	06-15-29	60,000	65,171
HCA, Inc.	5.250	06-15-26	32,000	36,426
Partners Healthcare System, Inc.	3.192	07-01-49	65,000	66,036
Universal Health Services, Inc. (A)	5.000	06-01-26	29,000	29,725
Pharmaceuticals 1.4%
GlaxoSmithKline Capital PLC	3.000	06-01-24	49,000	53,105
Pfizer, Inc.	2.950	03-15-24	59,000	64,849
Industrials 14.7%				1,204,918
Aerospace and defense 2.1%
Huntington Ingalls Industries, Inc. (A)	4.200	05-01-30	25,000	27,065
The Boeing Company	3.200	03-01-29	90,000	85,110
The Boeing Company	5.805	05-01-50	55,000	62,256
Air freight and logistics 0.5%
CH Robinson Worldwide, Inc.	4.200	04-15-28	39,000	42,826
Airlines 5.9%
American Airlines 2015-1 Class A Pass Through Trust	3.375	05-01-27	113,609	88,066
American Airlines 2017-1 Class AA Pass Through Trust	3.650	02-15-29	125,318	115,919
American Airlines 2019-1 Class A Pass Through Trust	3.500	02-15-32	20,677	13,647
American Airlines 2019-1 Class AA Pass Through Trust	3.150	02-15-32	31,507	27,569
JetBlue 2019-1 Class AA Pass Through Trust	2.750	05-15-32	34,573	31,344
United Airlines 2014-2 Class A Pass Through Trust	3.750	09-03-26	109,635	95,937
United Airlines 2016-1 Class A Pass Through Trust	3.450	07-07-28	129,345	94,440
US Airways 2010-1 Class A Pass Through Trust	6.250	04-22-23	20,948	17,073
Building products 1.1%
Carrier Global Corp. (A)	2.242	02-15-25	39,000	39,060
Carrier Global Corp. (A)	2.493	02-15-27	20,000	19,398
Carrier Global Corp. (A)	2.722	02-15-30	11,000	10,488
Owens Corning	3.950	08-15-29	18,000	18,966
Industrial conglomerates 1.3%
3M Company	3.250	02-14-24	42,000	45,647
General Electric Company	5.550	01-05-26	52,000	57,717
Professional services 0.8%
IHS Markit, Ltd. (A)	4.000	03-01-26	35,000	37,394
IHS Markit, Ltd.	4.750	08-01-28	23,000	26,365
Road and rail 0.4%
Canadian Pacific Railway Company	2.050	03-05-30	33,000	32,898
Trading companies and distributors 2.6%
Air Lease Corp.	3.625	12-01-27	20,000	17,733
Ashtead Capital, Inc. (A)	4.250	11-01-29	200,000	198,000
Information technology 15.8%				1,298,285
Communications equipment 0.8%
Motorola Solutions, Inc.	4.600	02-23-28	62,000	68,339
Electronic equipment, instruments and components 0.3%
Tech Data Corp.	3.700	02-15-22	22,000	22,059
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	15

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
IT services 0.8%
PayPal Holdings, Inc.	2.850	10-01-29	61,000	$65,788
Semiconductors and semiconductor equipment 8.3%
Broadcom Corp.	3.875	01-15-27	81,000	85,225
Broadcom, Inc. (A)	4.750	04-15-29	35,000	38,344
KLA Corp.	4.100	03-15-29	31,000	35,822
Lam Research Corp.	4.000	03-15-29	72,000	83,906
Lam Research Corp.	4.875	03-15-49	31,000	41,460
Marvell Technology Group, Ltd.	4.875	06-22-28	46,000	51,315
Microchip Technology, Inc.	4.333	06-01-23	91,000	95,310
Micron Technology, Inc.	4.185	02-15-27	90,000	99,499
Micron Technology, Inc.	4.975	02-06-26	21,000	23,585
Micron Technology, Inc.	5.327	02-06-29	60,000	69,203
NXP BV (A)	3.875	06-18-26	29,000	31,322
NXP BV (A)	4.875	03-01-24	29,000	32,067
Software 0.3%
Autodesk, Inc.	2.850	01-15-30	20,000	21,296
Technology hardware, storage and peripherals 5.3%
Apple, Inc.	1.125	05-11-25	51,000	51,829
Dell International LLC (A)	4.900	10-01-26	130,000	140,477
Dell International LLC (A)	5.300	10-01-29	53,000	57,620
Dell International LLC (A)	8.350	07-15-46	69,000	87,462
Hewlett Packard Enterprise Company	4.900	10-15-25	45,000	50,639
Seagate HDD Cayman	4.750	01-01-25	43,000	45,718
Materials 1.2%				102,808
Chemicals 1.0%
Albemarle Wodgina Pty, Ltd. (A)	3.450	11-15-29	34,000	32,176
The Sherwin-Williams Company	2.300	05-15-30	49,000	48,786
Metals and mining 0.2%
Newmont Corp.	2.800	10-01-29	21,000	21,846
Real estate 4.1%				337,135
Equity real estate investment trusts 4.1%
American Homes 4 Rent LP	4.250	02-15-28	37,000	36,391
American Tower Corp.	2.950	01-15-25	32,000	34,197
American Tower Corp.	3.550	07-15-27	56,000	61,407
American Tower Corp.	3.800	08-15-29	26,000	29,113
CyrusOne LP	3.450	11-15-29	15,000	14,820
Equinix, Inc.	3.200	11-18-29	53,000	57,038
GLP Capital LP	5.375	04-15-26	30,000	30,000
SBA Tower Trust (A)	2.836	01-15-25	45,000	46,297
Ventas Realty LP	3.500	02-01-25	28,000	27,872
Utilities 5.0%				408,804
Electric utilities 2.9%
Emera US Finance LP	3.550	06-15-26	19,000	20,668
FirstEnergy Corp.	2.650	03-01-30	25,000	26,062
NRG Energy, Inc. (A)	3.750	06-15-24	24,000	24,886
Vistra Operations Company LLC (A)	3.550	07-15-24	68,000	69,524
Vistra Operations Company LLC (A)	3.700	01-30-27	53,000	53,813
Vistra Operations Company LLC (A)	4.300	07-15-29	46,000	47,554
Independent power and renewable electricity producers 0.9%
NextEra Energy Capital Holdings, Inc.	3.550	05-01-27	63,000	70,732
16	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Multi-utilities 1.2%

NiSource, Inc.	3.600	05-01-30	18,000	$20,342

Oncor Electric Delivery Company LLC	2.750	06-01-24	70,000	75,223
Municipal bonds 1.1%				$95,017
(Cost $95,000)
Foothill-Eastern Transportation Corridor Agency (California)	4.094	01-15-49	30,000	30,644
Ohio Turnpike & Infrastructure Commission	3.216	02-15-48	30,000	30,537
Regents of the University of California Medical Center Pooled Revenue	3.006	05-15-50	35,000	33,836

	Shares	Value
Preferred securities 0.1%		$7,958
(Cost $8,399)
Utilities 0.1%		7,958
Multi-utilities 0.1%
Dominion Energy, Inc., 7.250%	50	5,239
DTE Energy Company, 6.250%	64	2,719

Total investments (Cost $8,027,628) 98.6%	$8,106,640
Other assets and liabilities, net 1.4%	113,804
Total net assets 100.0%	$8,220,444

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the portfolio.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $1,769,990 or 21.5% of the portfolio's net assets as of 5-31-20.
(B)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
MANAGED ACCOUNT SHARES NON-INVESTMENT-GRADE CORPORATE BOND PORTFOLIO

As of 5-31-20
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 96.5%				$7,097,910
(Cost $7,574,486)
Communication services 20.7%				1,519,641
Diversified telecommunication services 7.0%
CenturyLink, Inc. (A)	4.000	02-15-27	28,000	27,922
Cincinnati Bell, Inc. (A)	7.000	07-15-24	113,000	116,390
GCI LLC (A)	6.625	06-15-24	43,000	45,096
GCI LLC	6.875	04-15-25	49,000	50,899
Radiate Holdco LLC (A)	6.625	02-15-25	72,000	73,763
Telecom Argentina SA (A)	6.500	06-15-21	49,000	42,826
Telecom Argentina SA (A)	8.000	07-18-26	46,000	37,131
Telecom Italia Capital SA	7.200	07-18-36	106,000	121,370
Entertainment 4.0%
Lions Gate Capital Holdings LLC (A)	5.875	11-01-24	48,000	46,560
Netflix, Inc.	4.875	04-15-28	96,000	102,480
Netflix, Inc.	5.875	11-15-28	125,000	142,234
Interactive media and services 1.1%
Match Group, Inc. (A)	4.125	08-01-30	43,000	42,140
National CineMedia LLC (A)	5.875	04-15-28	32,000	25,600
Twitter, Inc. (A)	3.875	12-15-27	15,000	14,944
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	17

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Media 5.7%
CSC Holdings LLC	5.875	09-15-22	61,000	$64,312
Diamond Sports Group LLC (A)	6.625	08-15-27	70,000	42,119
MDC Partners, Inc. (A)	6.500	05-01-24	120,000	93,600
Sirius XM Radio, Inc. (A)	5.000	08-01-27	87,000	90,915
Sirius XM Radio, Inc. (A)	5.375	07-15-26	40,000	41,475
WMG Acquisition Corp. (A)	4.875	11-01-24	35,000	35,438
WMG Acquisition Corp. (A)	5.500	04-15-26	52,000	53,560
Wireless telecommunication services 2.9%
Sprint Corp.	7.875	09-15-23	82,000	93,070
Vodafone Group PLC (7.000% to 1-4-29, then 5 Year U.S. Swap Rate + 4.873%)	7.000	04-04-79	100,000	115,797
Consumer discretionary 8.6%				630,406
Automobiles 0.3%
JB Poindexter & Company, Inc. (A)	7.125	04-15-26	22,000	21,898
Diversified consumer services 1.6%
Laureate Education, Inc. (A)	8.250	05-01-25	46,000	48,588
Sotheby's (A)	7.375	10-15-27	75,000	68,250
Hotels, restaurants and leisure 6.2%
Connect Finco SARL (A)	6.750	10-01-26	90,000	87,300
Eldorado Resorts, Inc.	6.000	09-15-26	36,000	37,620
Hilton Domestic Operating Company, Inc.	4.875	01-15-30	43,000	42,785
Hilton Domestic Operating Company, Inc. (A)	5.750	05-01-28	15,000	15,488
International Game Technology PLC (A)	6.500	02-15-25	75,000	77,279
Jacobs Entertainment, Inc. (A)	7.875	02-01-24	64,000	48,640
Twin River Worldwide Holdings, Inc. (A)	6.750	06-01-27	78,000	72,735
Wyndham Destinations, Inc. (A)	4.625	03-01-30	33,000	28,545
Yum! Brands, Inc. (A)	4.750	01-15-30	42,000	43,538
Textiles, apparel and luxury goods 0.5%
Levi Strauss & Company (A)	5.000	05-01-25	37,000	37,740
Consumer staples 1.8%				133,889
Food and staples retailing 0.3%
Albertsons Companies, Inc. (A)	4.875	02-15-30	22,000	22,798
Food products 1.1%
Lamb Weston Holdings, Inc. (A)	4.875	05-15-28	3,000	3,142
Post Holdings, Inc. (A)	5.500	12-15-29	30,000	31,350
Simmons Foods, Inc. (A)	5.750	11-01-24	52,000	48,620
Household products 0.4%
Edgewell Personal Care Company (A)	5.500	06-01-28	27,000	27,979
Energy 13.5%				997,319
Energy equipment and services 2.1%
CSI Compressco LP	7.250	08-15-22	120,000	45,450
CSI Compressco LP (A)	7.500	04-01-25	88,000	63,360
Tervita Corp. (A)	7.625	12-01-21	64,000	49,440
Oil, gas and consumable fuels 11.4%
Antero Resources Corp.	5.000	03-01-25	2,000	1,140
Cheniere Energy Partners LP (A)	4.500	10-01-29	75,000	73,313
DCP Midstream Operating LP	5.125	05-15-29	32,000	29,120
DCP Midstream Operating LP (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (A)	5.850	05-21-43	41,000	25,728
MPLX LP (6.875% to 2-15-23, then 3 month LIBOR + 4.652%) (B)	6.875	02-15-23	239,000	204,111
18	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Murphy Oil Corp.	5.750	08-15-25	52,000	$48,685
Petrobras Global Finance BV (A)	5.093	01-15-30	64,000	60,992
Petrobras Global Finance BV	6.900	03-19-49	57,000	56,775
Petroleos Mexicanos	5.350	02-12-28	65,000	52,952
Targa Resources Partners LP	5.875	04-15-26	92,000	93,610
Teekay Offshore Partners LP (A)	8.500	07-15-23	72,000	64,252
WPX Energy, Inc.	4.500	01-15-30	47,000	43,093
WPX Energy, Inc.	5.250	09-15-24	27,000	26,798
WPX Energy, Inc.	5.250	10-15-27	60,000	58,500
Financials 20.0%				1,469,824
Banks 9.7%
Citigroup, Inc. (6.250% to 8-15-26, then 3 month LIBOR + 4.517%) (B)	6.250	08-15-26	134,000	142,710
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (B)	5.100	06-30-23	67,000	59,798
Freedom Mortgage Corp. (A)	8.125	11-15-24	78,000	72,150
Freedom Mortgage Corp. (A)	8.250	04-15-25	30,000	27,750
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (B)	6.500	04-16-25	200,000	203,280
The Royal Bank of Scotland Group PLC (8.625% to 8-15-21, then 5 Year U.S. Swap Rate + 7.598%) (B)	8.625	08-15-21	200,000	207,672
Capital markets 2.8%
Credit Suisse Group AG (7.500% to 7-17-23, then 5 Year U.S. Swap Rate + 4.600%) (A)(B)	7.500	07-17-23	200,000	205,640
Consumer finance 1.4%
Enova International, Inc. (A)	8.500	09-01-24	1,000	848
Enova International, Inc. (A)	8.500	09-15-25	84,000	71,610
Springleaf Finance Corp.	6.875	03-15-25	31,000	30,603
Diversified financial services 1.9%
Allied Universal Holdco LLC (A)	6.625	07-15-26	27,000	28,350
Gogo Intermediate Holdings LLC (A)	9.875	05-01-24	59,000	54,710
Refinitiv US Holdings, Inc. (A)	6.250	05-15-26	13,000	13,878
Refinitiv US Holdings, Inc. (A)	8.250	11-15-26	20,000	21,850
Trident TPI Holdings, Inc. (A)	6.625	11-01-25	22,000	19,580
Thrifts and mortgage finance 4.2%
Ladder Capital Finance Holdings LLLP (A)	5.250	03-15-22	18,000	16,830
Ladder Capital Finance Holdings LLLP (A)	5.250	10-01-25	41,000	34,850
MGIC Investment Corp.	5.750	08-15-23	39,000	39,585
Nationstar Mortgage Holdings, Inc. (A)	8.125	07-15-23	48,000	48,960
Nationstar Mortgage Holdings, Inc. (A)	9.125	07-15-26	38,000	38,950
Quicken Loans LLC (A)	5.750	05-01-25	86,000	87,720
Radian Group, Inc.	4.500	10-01-24	43,000	42,500
Health care 9.0%				661,506
Health care providers and services 6.9%
Centene Corp.	4.250	12-15-27	25,000	26,116
Centene Corp.	4.625	12-15-29	23,000	24,760
Centene Corp. (A)	5.375	06-01-26	77,000	81,428
DaVita, Inc.	5.000	05-01-25	132,000	135,465
Encompass Health Corp.	4.500	02-01-28	29,000	29,435
MEDNAX, Inc. (A)	5.250	12-01-23	75,000	73,500
MEDNAX, Inc. (A)	6.250	01-15-27	68,000	63,580
Select Medical Corp. (A)	6.250	08-15-26	56,000	58,870
Team Health Holdings, Inc. (A)	6.375	02-01-25	20,000	11,098
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	19

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Life sciences tools and services 0.2%
Charles River Laboratories International, Inc. (A)	4.250	05-01-28	15,000	$15,127
Pharmaceuticals 1.9%
Bausch Health Companies, Inc. (A)	5.250	01-30-30	36,000	35,370
Bausch Health Companies, Inc. (A)	6.125	04-15-25	85,000	86,257
Catalent Pharma Solutions, Inc. (A)	5.000	07-15-27	20,000	20,500
Industrials 12.9%				953,384
Aerospace and defense 3.8%
Howmet Aerospace, Inc.	5.125	10-01-24	98,000	99,460
Kratos Defense & Security Solutions, Inc. (A)	6.500	11-30-25	65,000	66,788
TransDigm, Inc. (A)	5.500	11-15-27	130,000	117,975
Air freight and logistics 0.5%
XPO Logistics, Inc. (A)	6.500	06-15-22	38,000	38,048
Building products 0.6%
Builders FirstSource, Inc. (A)	5.000	03-01-30	35,000	32,813
Builders FirstSource, Inc. (A)	6.750	06-01-27	11,000	11,578
Commercial services and supplies 2.8%
APX Group, Inc.	7.625	09-01-23	60,000	54,589
Clean Harbors, Inc. (A)	4.875	07-15-27	91,000	94,185
Harsco Corp. (A)	5.750	07-31-27	27,000	26,425
LSC Communications, Inc. (A)(C)	8.750	10-15-23	80,000	5,600
Prime Security Services Borrower LLC (A)	6.250	01-15-28	24,000	22,740
Construction and engineering 1.9%
AECOM	5.125	03-15-27	121,000	128,388
Tutor Perini Corp. (A)	6.875	05-01-25	17,000	14,960
Road and rail 1.1%
Uber Technologies, Inc. (A)	7.500	09-15-27	79,000	80,185
Trading companies and distributors 2.2%
Ahern Rentals, Inc. (A)	7.375	05-15-23	104,000	45,240
H&E Equipment Services, Inc.	5.625	09-01-25	38,000	37,137
United Rentals North America, Inc.	4.875	01-15-28	75,000	77,273
Information technology 4.7%				344,204
Communications equipment 1.5%
CommScope, Inc. (A)	8.250	03-01-27	108,000	112,590
IT services 1.6%
Tempo Acquisition LLC (A)	6.750	06-01-25	20,000	19,900
VeriSign, Inc.	4.750	07-15-27	42,000	43,864
VeriSign, Inc.	5.250	04-01-25	50,000	54,927
Semiconductors and semiconductor equipment 0.5%
Qorvo, Inc.	5.500	07-15-26	34,000	35,615
Software 0.2%
PTC, Inc. (A)	4.000	02-15-28	11,000	11,000
Technology hardware, storage and peripherals 0.9%
Western Digital Corp.	4.750	02-15-26	63,000	66,308
Materials 1.9%				138,358
Construction materials 0.2%
Standard Industries, Inc. (A)	5.000	02-15-27	12,000	12,355
Containers and packaging 0.4%
Owens-Brockway Glass Container, Inc. (A)	6.625	05-13-27	28,000	29,470
20	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Metals and mining 0.8%
Arconic Corp. (A)	6.125	02-15-28	35,000	$34,038
Commercial Metals Company	5.375	07-15-27	27,000	27,145
Paper and forest products 0.5%
Norbord, Inc. (A)	6.250	04-15-23	35,000	35,350
Real estate 1.3%				95,949
Equity real estate investment trusts 1.3%
SBA Communications Corp. (A)	3.875	02-15-27	67,000	68,032
The GEO Group, Inc.	6.000	04-15-26	23,000	17,940
VICI Properties LP (A)	4.625	12-01-29	10,000	9,977
Utilities 2.1%				153,430
Gas utilities 0.9%
AmeriGas Partners LP	5.500	05-20-25	60,000	62,400
Independent power and renewable electricity producers 1.2%
NextEra Energy Operating Partners LP (A)	3.875	10-15-26	60,000	61,350
NextEra Energy Operating Partners LP (A)	4.500	09-15-27	28,000	29,680

	Shares	Value
Preferred securities 1.0%		$68,415
(Cost $71,820)
Information technology 1.0%		68,415
Semiconductors and semiconductor equipment 1.0%
Broadcom, Inc., 8.000%	63	68,415

Total investments (Cost $7,646,306) 97.5%	$7,166,325
Other assets and liabilities, net 2.5%	187,224
Total net assets 100.0%	$7,353,549

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the portfolio.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $4,020,139 or 54.7% of the portfolio's net assets as of 5-31-20.
(B)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(C)	Non-income producing - Issuer is in default.
MANAGED ACCOUNT SHARES SECURITIZED DEBT PORTFOLIO

As of 5-31-20
	Rate (%)	Maturity date	Par value^	Value
Collateralized mortgage obligations 50.7%				$4,108,521
(Cost $4,081,346)
Commercial and residential 38.5%				3,119,471
Arroyo Mortgage Trust Series 2019-3, Class A1 (A)(B)	2.962	10-25-48	119,206	120,383
BAMLL Commercial Mortgage Securities Trust
Series 2015-200P, Class A (A)	3.218	04-14-33	100,000	105,359
Series 2015-200P, Class C (A)(B)	3.596	04-14-33	115,000	119,391
BBCMS Trust Series 2015-SRCH, Class D (A)(B)	4.957	08-10-35	100,000	98,224
Benchmark Mortgage Trust
Series 2018-B1, Class A2	3.571	01-15-51	115,000	119,947
Series 2019-B12, Class A2	3.001	08-15-52	100,000	105,187
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	21

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2019-B14, Class A2	2.915	12-15-62	45,000	$47,231
Bunker Hill Loan Depositary Trust
Series 2019-1, Class A1 (A)	3.613	10-26-48	82,388	83,629
Series 2019-2, Class A1 (A)	2.879	07-25-49	75,498	75,258
BX Commercial Mortgage Trust Series 2018-BIOA, Class D (1 month LIBOR + 1.321%) (A)(C)	1.505	03-15-37	115,000	108,400
CAMB Commercial Mortgage Trust Series 2019-LIFE, Class D (1 month LIBOR + 1.750%) (A)(C)	1.934	12-15-37	115,000	110,191
Citigroup Commercial Mortgage Trust
Series 2015-GC29, Class A3	2.935	04-10-48	85,000	87,514
Series 2015-GC33, Class A4	3.778	09-10-58	100,000	108,959
Series 2019-PRM, Class A (A)	3.341	05-10-36	115,000	118,492
Series 2019-SMRT, Class A (A)	4.149	01-10-36	150,000	157,247
Series 2020-GC46, Class A2	2.708	02-15-53	50,000	52,462
COLT Mortgage Loan Trust
Series 2019-2, Class A1 (A)(B)	3.337	05-25-49	51,274	51,583
Series 2020-1, Class A1 (A)(B)	2.488	02-25-50	92,939	93,491
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG)
Series 2014-CR20, Class A3	3.326	11-10-47	100,000	105,855
Series 2016-CR28, Class A4	3.762	02-10-49	50,000	54,774
GCAT LLC Series 2019-NQM1, Class A1 (A)	2.985	02-25-59	74,054	74,463
GS Mortgage Securities Trust
Series 2015-590M, Class C (A)(B)	3.805	10-10-35	115,000	110,792
Series 2016-RENT, Class D (A)(B)	4.067	02-10-29	123,000	121,062
Irvine Core Office Trust Series 2013-IRV, Class A2 (A)(B)	3.173	05-15-48	115,000	116,676
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class A3	3.801	08-15-48	150,000	164,900
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-JP1, Class A5	3.914	01-15-49	75,000	82,750
KNDL Mortgage Trust Series 2019-KNSQ, Class C (1 month LIBOR + 1.050%) (A)(C)	1.234	05-15-36	100,000	95,184
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A5	3.635	10-15-48	50,000	54,234
Morgan Stanley Capital I Trust Series 2017-CLS, Class D (1 month LIBOR + 1.400%) (A)(C)	1.584	11-15-34	115,000	109,979
Starwood Mortgage Residential Trust Series 2020-1, Class A1 (A)(B)	2.275	02-25-50	92,489	92,375
Wells Fargo Commercial Mortgage Trust
Series 2016-C33, Class A3	3.162	03-15-59	115,000	120,753
Series 2016-LC24, Class A4	2.942	10-15-49	50,000	52,726
U.S. Government Agency 12.2%				989,050
Federal Home Loan Mortgage Corp.
Series K038, Class A2	3.389	03-25-24	100,000	109,208
Series K040, Class A2	3.241	09-25-24	150,000	164,779
Series K048, Class A2 (B)	3.284	06-25-25	75,000	83,401
Series K049, Class A2	3.010	07-25-25	65,000	71,564
Series K052, Class A2	3.151	11-25-25	35,000	38,878
Series K727, Class A2	2.946	07-25-24	225,000	240,586
Series K728, Class A2 (B)	3.064	08-25-24	110,000	119,102

Federal National Mortgage Association Series 2015-M13, Class A2 (B)	2.710	06-25-25	150,000	161,532
22	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value

Asset backed securities 48.2%				$3,905,955
(Cost $3,959,499)
Asset backed securities 48.2%				3,905,955
AmeriCredit Automobile Receivables Trust Series 2020-1, Class C	1.590	10-20-25	37,000	35,514
AMSR Trust Series 2020-SFR1, Class A (A)	1.819	04-17-37	100,000	96,160
Applebee's Funding LLC Series 2019-1A, Class A2I (A)	4.194	06-07-49	115,000	93,820
Avis Budget Rental Car Funding AESOP LLC Series 2020-1A, Class A (A)	2.330	08-20-26	100,000	93,376
Capital One Multi-Asset Execution Trust Series 2015-A4, Class A4	2.750	05-15-25	175,000	183,426
CARS-DB4 LP Series 2020-1A, Class A1 (A)	2.690	02-15-50	98,598	98,951
DB Master Finance LLC
Series 2017-1A, Class A2II (A)	4.030	11-20-47	48,875	48,695
Series 2019-1A, Class A2I (A)	3.787	05-20-49	99,250	101,357
Domino's Pizza Master Issuer LLC Series 2017-1A, Class A23 (A)	4.118	07-25-47	112,125	116,501
DRB Prime Student Loan Trust Series 2015-D, Class A2 (A)	3.200	01-25-40	93,399	94,404
Elara HGV Timeshare Issuer LLC Series 2019-A, Class A (A)	2.610	01-25-34	79,834	75,860
Exeter Automobile Receivables Trust Series 2020-1A, Class C (A)	2.490	01-15-25	50,000	49,487
Five Guys Funding LLC Series 2017-1A, Class A2 (A)	4.600	07-25-47	114,138	113,007
Ford Credit Auto Owner Trust Series 2020-1, Class A (A)	2.040	08-15-31	100,000	100,417
Ford Credit Floorplan Master Owner Trust Series 2019-2, Class A	3.060	04-15-26	60,000	60,172
GMF Floorplan Owner Revolving Trust Series 2019-2, Class A (A)	2.900	04-15-26	100,000	103,236
Golden Credit Card Trust Series 2018-4A, Class A (A)	3.440	10-15-25	115,000	122,521
Hilton Grand Vacations Trust Series 2018-AA, Class A (A)	3.540	02-25-32	81,809	79,809
Jack in the Box Funding LLC Series 2019-1A, Class A2I (A)	3.982	08-25-49	119,400	113,404
MVW Owner Trust Series 2018-1A, Class A (A)	3.450	01-21-36	55,511	55,897
Nelnet Student Loan Trust Series 2004-4, Class A5 (3 month LIBOR + 0.160%) (C)	1.151	01-25-37	101,455	97,189
Nissan Auto Receivables Owner Trust Series 2018-A, Class A4	2.890	06-17-24	155,000	159,715
Oxford Finance Funding LLC Series 2020-1A, Class A2 (A)	3.101	02-15-28	50,000	49,588
Progress Residential Trust
Series 2020-SFR1, Class A (A)	1.732	04-17-37	100,000	98,510
Series 2020-SFR2, Class A (A)	2.078	06-18-37	100,000	100,034
Santander Revolving Auto Loan Trust Series 2019-A, Class A (A)	2.510	01-26-32	100,000	99,042
SCF Equipment Leasing LLC Series 2019-1A, Class A2 (A)	3.230	10-20-24	115,000	111,365
SMB Private Education Loan Trust Series 2016-A, Class A2A (A)	2.700	05-15-31	125,384	125,950
Sonic Capital LLC Series 2020-1A, Class A2I (A)	3.845	01-20-50	34,913	32,336
Taco Bell Funding LLC Series 2018-1A, Class A2I (A)	4.318	11-25-48	59,100	60,299
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	23

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Towd Point Mortgage Trust
Series 2015-1, Class A5 (A)(B)	3.907	10-25-53	100,000	$101,754
Series 2017-1, Class A1 (A)(B)	2.750	10-25-56	132,891	134,806
Series 2018-1, Class A1 (A)(B)	3.000	01-25-58	64,449	66,269
Series 2018-6, Class A1A (A)(B)	3.750	03-25-58	150,256	156,827
Series 2019-1, Class A1 (A)(B)	3.750	03-25-58	129,953	137,844
Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A (A)	2.560	11-25-31	155,000	160,508
Toyota Auto Receivables Owner Trust
Series 2017-C, Class A4	1.980	12-15-22	160,000	162,057
Series 2018-C, Class A3	3.020	12-15-22	100,000	102,181
Vantage Data Centers Issuer LLC Series 2018-1A, Class A2 (A)	4.072	02-16-43	112,413	113,667

Total investments (Cost $8,040,845) 98.9%	$8,014,476
Other assets and liabilities, net 1.1%	89,384
Total net assets 100.0%	$8,103,860

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the portfolio.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $5,067,880 or 62.5% of the portfolio's net assets as of 5-31-20.
(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(C)	Variable rate obligation. The coupon rate shown represents the rate at period end.
24	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENTS OF ASSETS AND LIABILITIES 5-31-20

	Managed Account Shares Investment-Grade Corporate Bond Portfolio	Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	Managed Account Shares Securitized Debt Portfolio
Assets
Unaffiliated investments, at value	$8,106,640	$7,166,325	$8,014,476
Cash	44,840	88,975	125,622
Dividends and interest receivable	81,510	118,338	17,079
Receivable for fund shares sold	—	6,529	—
Receivable for investments sold	—	629	54,609
Receivable from affiliates	10,794	10,877	10,762
Other assets	10,619	10,426	10,317
Total assets	8,254,403	7,402,099	8,232,865
Liabilities
Distributions payable	25,890	40,501	20,398
Payable for investments purchased	—	—	99,998
Payable to affiliates
Accounting and legal services fees	513	448	515
Trustees' fees	53	53	53
Other liabilities and accrued expenses	7,503	7,548	8,041
Total liabilities	33,959	48,550	129,005
Net assets	$8,220,444	$7,353,549	$8,103,860
Net assets consist of
Paid-in capital	$8,205,087	$8,083,141	$8,140,134
Total distributable earnings (loss)	15,357	(729,592)	(36,274)
Net assets	$8,220,444	$7,353,549	$8,103,860
Unaffiliated investments, at cost	$8,027,628	$7,646,306	$8,040,845
Total investments, at cost	8,027,628	7,646,306	8,040,845
Net asset value per share
Based on net asset values and shares outstanding-the portfolio has an unlimited number of shares authorized with no par value.
Net assets	$8,220,444	$7,353,549	$8,103,860
Shares outstanding	820,258	808,388	813,970
Net asset value per share	$10.02	$9.10	$9.96
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	25

STATEMENTS OF OPERATIONS For the period ended 5-31-20

	Managed Account Shares Investment-Grade Corporate Bond Portfolio[1]	Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio[1]	Managed Account Shares Securitized Debt Portfolio[1]
Investment income
Interest	$242,487	$413,816	$202,048
Dividends	726	2,520	—
Less foreign taxes withheld	(14)	—	—
Total investment income	243,199	416,336	202,048
Expenses
Investment management fees	46,036	43,520	45,515
Accounting and legal services fees	1,427	1,335	1,415
Trustees' fees	280	277	278
Custodian fees	822	791	804
State registration fees	3,596	3,595	3,598
Printing and postage	15,029	15,173	15,029
Professional fees	65,136	64,080	63,575
Other	4,505	4,528	4,503
Total expenses	136,831	133,299	134,717
Less expense reductions	(136,831)	(133,271)	(134,717)
Net expenses	—	28	—
Net investment income	243,199	416,308	202,048
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(21,704)	(222,864)	10,755
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	79,012	(479,981)	(26,369)
Net realized and unrealized gain (loss)	57,308	(702,845)	(15,614)
Increase (decrease) in net assets from operations	$300,507	$(286,537)	$186,434

[1]	Period from 7-9-19 (commencement of operations) to 5-31-20.
26	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Managed Account Shares Investment-Grade Corporate Bond Portfolio	Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	Managed Account Shares Securitized Debt Portfolio
Increase (decrease) in net assets	Period ended 5-31-20[1]	Period ended 5-31-20[1]	Period ended 5-31-20[1]
From operations
Net investment income	$243,199	$416,308	$202,048
Net realized gain (loss)	(21,704)	(222,864)	10,755
Change in net unrealized appreciation (depreciation)	79,012	(479,981)	(26,369)
Increase (decrease) in net assets resulting from operations	300,507	(286,537)	186,434
Distributions to shareholders
From net investment income and realized gain	(285,150)	(443,055)	(222,708)
Total distributions	(285,150)	(443,055)	(222,708)
From portfolio share transactions	8,205,087	8,083,141	8,140,134
Total increase	8,220,444	7,353,549	8,103,860
Net assets
Beginning of period	—	—	—
End of period	$8,220,444	$7,353,549	$8,103,860

[1]	Period from 7-9-19 (commencement of operations) to 5-31-20.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	27

Financial Highlights
MANAGED ACCOUNT SHARES INVESTMENT-GRADE CORPORATE BOND PORTFOLIO

Period ended	5-31-20 [1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.30
Net realized and unrealized gain (loss) on investments	0.07
Total from investment operations	0.37
Less distributions
From net investment income	(0.35)
Net asset value, end of period	$10.02
Total return (%)[3]	3.74 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$8
Ratios (as a percentage of average net assets):
Expenses before reductions	1.87 [5]
Expenses including reductions	— [5]
Net investment income	3.33 [5]
Portfolio turnover (%)	39

[1]	Period from 7-9-19 (commencement of operations) to 5-31-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Annualized.
MANAGED ACCOUNT SHARES NON-INVESTMENT-GRADE CORPORATE BOND PORTFOLIO

Period ended	5-31-20 [1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.52
Net realized and unrealized gain (loss) on investments	(0.87)
Total from investment operations	(0.35)
Less distributions
From net investment income	(0.55)
Net asset value, end of period	$9.10
Total return (%)[3]	(3.62) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$7
Ratios (as a percentage of average net assets):
Expenses before reductions	1.93 [5]
Expenses including reductions	0.00 [5,6]
Net investment income	6.03 [5]
Portfolio turnover (%)	40

[1]	Period from 7-9-19 (commencement of operations) to 5-31-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Annualized.
[6]	Less than 0.005%.
28	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MANAGED ACCOUNT SHARES SECURITIZED DEBT PORTFOLIO

Period ended	5-31-20 [1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.25
Net realized and unrealized gain (loss) on investments	(0.02)
Total from investment operations	0.23
Less distributions
From net investment income	(0.27)
Net asset value, end of period	$9.96
Total return (%)[3]	2.37 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$8
Ratios (as a percentage of average net assets):
Expenses before reductions	1.86 [5]
Expenses including reductions	— [5]
Net investment income	2.80 [5]
Portfolio turnover (%)	41

[1]	Period from 7-9-19 (commencement of operations) to 5-31-20.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	29

Notes to financial statements
Note 1—Organization
John Hancock Managed Account Shares Investment-Grade Corporate Bond Portfolio, John Hancock Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio and John Hancock Managed Account Shares Securitized Debt Portfolio (collectively, John Hancock Managed Account Shares Portfolios, or the Portfolios, and individually, Portfolio) are each a series of John Hancock Strategic Series (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective for each portfolio is to seek high level of current income consistent with prudent investment risk.
Shares of the portfolios may be purchased only by or on behalf of separately managed account clients where the portfolios’ subadvisor or an affiliate of the subadvisor (each a “Managed Account Adviser”) has an agreement with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker dealer), or directly with the client, to provide management or advisory services to the managed account.
Each portfolio commenced operations on July 9, 2019.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios' Valuation Policies and Procedures.
In order to value the securities, the portfolios use the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios' Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios' own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the portfolios' investments as of May 31, 2020, by major security category or type:
	Total value at 5-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Managed Account Shares Investment-Grade Corporate Bond Portfolio
Investments in securities:
Assets
Foreign government obligations	$212,023	—	$212,023	—
Corporate bonds	7,791,642	—	7,791,642	—
Municipal bonds	95,017	—	95,017	—
Preferred securities	7,958	$7,958	—	—
Total investments in securities	$8,106,640	$7,958	$8,098,682	—

30	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

	Total value at 5-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio
Investments in securities:
Assets
Corporate bonds	$7,097,910	—	$7,097,910	—
Preferred securities	68,415	$68,415	—	—
Total investments in securities	$7,166,325	$68,415	$7,097,910	—

Managed Account Shares Securitized Debt Portfolio
Investments in securities:
Assets
Collateralized mortgage obligations	$4,108,521	—	$4,108,521	—
Asset backed securities	3,905,955	—	3,905,955	—
Total investments in securities	$8,014,476	—	$8,014,476	—
Mortgage and asset backed securities. The portfolios may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the portfolios having to reinvest the proceeds in lower yielding securities, effectively reducing the portfolios' income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the portfolios' cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The portfolios are also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the portfolio becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Portfolios that invest internationally generally carry more risk than portfolios that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The portfolios may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the portfolios' understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the portfolios as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios' custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end, if any, are presented under the caption Due to custodian in the Statements of assets and liabilities.
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	31

Line of credit. The portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, a portfolio can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of each line of credit, is charged to each participating portfolio based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statements of operations. For the period ended May 31, 2020, the portfolios had no borrowings under the line of credit.
Commitment fees for the period ended May 31, 2020 were as follows:
Portfolio	Commitment fee
Managed Account Shares Investment-Grade Corporate Bond Portfolio	$1,063
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	1,062
Managed Account Shares Securitized Debt Portfolio	1,063
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual portfolio are allocated to such portfolio. Expenses that are not readily attributable to a specific portfolio are allocated among all portfolios in an equitable manner, taking into consideration, among other things, the nature and type of expense and the portfolios' relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Federal income taxes. Each portfolio intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of May 31, 2020, certain portfolios have capital loss carryforwards available to offset future net realized capital gains. These carryforwards do not expire. The following table details the capital loss carryforward available as of May 31, 2020:
	No Expiration Date
Portfolio	Short Term	Long Term
Managed Account Shares Investment-Grade Corporate Bond Portfolio	$30,273	—
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	228,624	—
As of May 31, 2020, the portfolios had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The portfolios' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
For federal income tax purposes, the costs of investments owned on May 31, 2020, including short-term investments, were as follows:
Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Managed Account Shares Investment-Grade Corporate Bond Portfolio	$8,054,510	$257,486	$(205,356)	$52,130
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	7,667,651	76,041	(577,367)	(501,326)
Managed Account Shares Securitized Debt Portfolio	8,051,543	94,540	(131,607)	(37,067)
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The portfolios generally declare dividends daily and pay them monthly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the period ended May 31, 2020 was as follows:
Portfolio	Ordinary Income
Managed Account Shares Investment-Grade Corporate Bond Portfolio	$285,150
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	443,055
Managed Account Shares Securitized Debt Portfolio	222,708
As of May 31, 2020, the components of distributable earnings on a tax basis were as follows:
Portfolio	Undistributed Ordinary Income
Managed Account Shares Investment-Grade Corporate Bond Portfolio	$19,390
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	40,859
Managed Account Shares Securitized Debt Portfolio	21,191
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios' financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are attributable to distributions payable, amortization and accretion on debt securities.
32	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

Note 3—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation.
Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor equivalent on an annual basis to the sum of 0.63% of the portfolios' average daily net assets. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The portfolios are not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive all of the portfolios’ operating expenses. Expenses, means all expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolios’ business, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly. This agreement expires on September 30, 2022, unless renewed by mutual agreement of the portfolios and Advisor based upon a determination that this is appropriate under the circumstances at that time.
The portfolios are an integral part of a separately managed account program, and the portfolios’ manager, the portfolios’ subadvisor or their affiliates will be compensated directly or indirectly by separately managed account program sponsors or program participants for managed account advisory services. Participants in a separately managed account program pay a “wrap” fee to the sponsor of the program. Participants pay no additional fees or expenses to purchase shares of the portfolios.
For the period ended May 31, 2020, the expense reductions described above amounted to the following:

Portfolio	Expense Reimbursement
Managed Account Shares Investment-Grade Corporate Bond Portfolio	$136,831
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	133,271
Managed Account Shares Securitized Debt Portfolio	134,717
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the period ended May 31, 2020, were equivalent to a net annual effective rate of 0.00% of each portfolio's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the period ended May 31, 2020 amounted to an annual rate of 0.02% of the portfolios' average daily net assets. For the period ended May 31, 2020, these fees have been waived by the Advisor.
Transfer agent fees. The portfolios have a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, based on the average daily net assets. For the period ended May 31, 2020, the portfolios did not incur any transfer agent fees.
Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each portfolio based on their net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Portfolio share transactions
Transactions in portfolios' shares for the period ended May 31, 2020 were as follows:
	Period ended 5-31-20[1]
	Shares	Amount
Managed Account Shares Investment-Grade Corporate Bond Portfolio
Sold	820,258	$8,205,087
Net increase	820,258	$8,205,087
Total net increase	820,258	$8,205,087

ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	33

	Period ended 5-31-20[1]
	Shares	Amount
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio
Sold	808,388	$8,083,141
Net increase	808,388	$8,083,141
Total net increase	808,388	$8,083,141

	Period ended 5-31-20[1]
	Shares	Amount
Managed Account Shares Securitized Debt Portfolio
Sold	814,478	$8,145,220
Repurchased	(508)	(5,086)
Net increase	813,970	$8,140,134
Total net increase	813,970	$8,140,134

[1]	Period from 7-9-19 (commencement of operations) to 5-31-20.
Affiliates of the portfolios owned 100% of shares of Managed Account Shares Investment-Grade Corporate Bond Portfolio, Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio and Managed Account Shares Securitized Debt Portfolio on May 31, 2020. Such concentration of shareholders’ capital could have a material effect on the portfolios if such shareholders redeem from the portfolios.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to the following for the period ended May 31, 2020:

Portfolio	Purchases	Sales
Managed Account Shares Investment-Grade Corporate Bond Portfolio	$11,280,337	$3,165,000
Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio	10,845,692	2,966,434
Managed Account Shares Securitized Debt Portfolio	11,301,748	3,252,200
Note 7—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR after 2021. This event will likely cause LIBOR to cease to be published. Before then, it is expected that market participants will transition to the use of different reference or benchmark rates. However, although regulators have suggested alternative rates, there is currently no definitive information regarding the future utilization of LIBOR or of any replacement rate.
It is uncertain what impact the discontinuation of LIBOR will have on the use of LIBOR as a reference rate for securities in which the portfolios invest. It is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. In addition, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. As market participants transition away from LIBOR, LIBOR's usefulness may deteriorate, which could occur prior to the end of 2021. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR's deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
Note 8—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect portfolio performance.
34	JOHN HANCOCK MANAGED ACCOUNT SHARES | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Strategic Series and Shareholders of John Hancock Managed Account Shares Investment-Grade Corporate Bond Portfolio, John Hancock Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio and John Hancock Managed Account Shares Securitized Debt Portfolio
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios’ investments, of John Hancock Managed Account Shares Investment-Grade Corporate Bond Portfolio, John Hancock Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio and John Hancock Managed Account Shares Securitized Debt Portfolio (three of the portfolios constituting John Hancock Strategic Series, hereafter collectively referred to as the "Portfolios") as of May 31, 2020, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period July 9, 2019 (commencement of operations) through May 31, 2020, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of May 31, 2020, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for the period July 9, 2019 (commencement of operations) through May 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 13, 2020
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK MANAGED ACCOUNT SHARES	35

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the portfolios, if any, paid during its taxable year ended May 31, 2020.
Each portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
Each portfolio reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Each portfolio reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.
Please consult a tax advisor regarding the tax consequences of your investment in the portfolio.
36	JOHN HANCOCK MANAGED ACCOUNT SHARES INVESTMENT-GRADE CORPORATE BOND PORTFOLIO | ANNUAL REPORT

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program

This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including John Hancock Managed Account Shares Investment-Grade Corporate Bond Portfolio, John Hancock Managed Account Shares Non-Investment-Grade Corporate Bond Portfolio, John Hancock Managed Account Shares Securitized Debt Portfolio, subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund's subadvisor, Manulife Investment Management (US) LLC (the Subadvisor) executes the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.

The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Committee also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Committee may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues.

The Committee provided the Board at a meeting held on March 15-17, 2020 with a written report which addressed the Committee's assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period December 1, 2018 through December 31, 2019, included an assessment of important aspects of the LRMP including, but not limited to:

•  Operation of the Fund's Redemption-In-Kind Procedures;

•  Highly Liquid Investment Minimum (HLIM) determination;

•  Compliance with the 15% limit on illiquid investments;

•  Reasonably Anticipated Trade Size (RATS) determination;

•  Security-level liquidity classifications; and

•  Liquidity risk assessment.

The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee's actions to address such matters.

Redemption-In-Kind Procedures

Rule 22e-4 requires any fund that engages in or reserves the right to engage in in-kind redemptions to adopt and implement written policies and procedures regarding in-kind redemptions as part of the management of its liquidity risk. These procedures address the process for redeeming in kind, as well as the circumstances under which the Fund would consider redeeming in kind. Anticipated large redemption activity will be evaluated to identify situations where redeeming in securities instead of cash may be appropriate.

As part of its annual assessment of the LRMP, the Committee reviewed the implementation and operation of the Redemption-In-Kind Procedures and determined they are operating in a manner that such procedures are adequate and effective to manage in-kind redemptions on behalf of the Fund as part of the LRMP.

Highly Liquid Investment Minimum determination

The Committee uses an HLIM model to determine a Fund's HLIM. This process incorporates the Fund's investment strategy, historical redemptions, liquidity classification rollup percentages and cash balances, redemption policy, access to funding sources, distribution channels and client concentrations. If the Fund falls below its established HLIM for a period greater than 7 consecutive calendar days, the Committee prepares a report to the Board within one business day following the seventh consecutive calendar day with an explanation of how the Fund plans to restore its HLIM within a reasonable period of time.

Based on the HLIM model, the Committee has determined that the Fund qualifies as a Primarily Highly Liquid Fund (PHLF). It is therefore not required to establish a HLIM. The Fund is tested quarterly to confirm its PHLF status.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to HLIM and PHLF determinations, and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Compliance with the 15% limit on illiquid investments

Rule 22e-4 sets an aggregate illiquid investment limit of 15% for a fund. Funds are prohibited from acquiring an illiquid investment if this results in greater than 15% of its net assets being classified as illiquid. When applying this limit, the Committee defines "illiquid investment" to mean any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value

ANNUAL REPORT   |   JOHN HANCOCK MANAGED ACCOUNT SHARES       37

of the investment. If a 15% illiquid investment limit breach occurs for longer than 1 business day, the Fund is required to notify the Board and provide a plan on how to bring illiquid investments within the 15% threshold, and after 7 days confidentially notify the Securities and Exchange Commission (the SEC).

In February 2019, as a result of extended security markets closures in connection with the Chinese New Year in certain countries, the SEC released guidance, and the Committee approved and adopted an Extended Market Holiday Policy to plan for and monitor known Extended Market Holidays (defined as all expected market holiday closures spanning four or more calendar days).

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to the 15% illiquid investment limit and determined such policies and procedures are operating in a manner that is adequate and effective as part of the LMRP.

Reasonably Anticipated Trade Size determination

In order to assess the liquidity risk of a Fund, the Committee considers the impact on the Fund that redemptions of a RATS would have under both normal and reasonably foreseeable stressed conditions. Modelling the Fund's RATS requires quantifying cash flow volatility and analyzing distribution channel concentration and redemption risk. The model is designed to estimate the amount of assets that the Fund could reasonably anticipate trading on a given day, during both normal and reasonably foreseeable stressed conditions, to satisfy redemption requests.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to RATS determinations and determined that such policies and procedures are operating in a manner that is adequate and effective at making RATS determinations as part of the LRMP.

Security-level liquidity classifications

When classifying the liquidity of portfolio securities, the Fund adheres to the liquidity classification procedures established by the Advisor. In assigning a liquidity classification to Fund portfolio holdings, the following key inputs, among others, are considered: the Fund's RATS, feedback from the applicable Subadvisor on market-, trading- and investment-specific considerations, an assessment of current market conditions and fund portfolio holdings, and a value impact standard. The Subadvisor also provides position-level data to the Committee for use in monthly classification reconciliation in order to identify any classifications that may need to be changed as a result of the above considerations.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to security-level liquidity classifications and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Liquidity risk assessment

The Committee periodically reviews and assesses, the Fund's liquidity risk, including its investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions (including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives), cash flow analysis during both normal and reasonably foreseeable stressed conditions, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.

As part of its annual assessment of the LRMP, the Committee reviewed Fund-Level Liquidity Risk Assessment Reports for each of the Funds and determined that the investment strategy for each Fund continues to be appropriate for an open-ended structure.

Adequacy and Effectiveness

Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.

ANNUAL REPORT   |   JOHN HANCOCK MANAGED ACCOUNT SHARES       38

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the portfolios and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	195
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	195
Trustee Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	195
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	195
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016)); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2005	195
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	195
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Deborah C. Jackson, Born: 1952	2008	195
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK MANAGED ACCOUNT SHARES       39

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James M. Oates,[2] Born: 1946	2012	195
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2005	195
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (2000-2014); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2009	195
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	195
President and Non-Independent Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	195
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

ANNUAL REPORT   |   JOHN HANCOCK MANAGED ACCOUNT SHARES       40

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK MANAGED ACCOUNT SHARES       41

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Manulife Investment Management (US) LLC

Portfolio Managers

Jeffrey N. Given, CFA
Howard C. Greene, CFA

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. PO Box 219909 Kansas City, MO 64121-9909	Express mail: John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407

ANNUAL REPORT   |   JOHN HANCOCK MANAGED ACCOUNT SHARES       42

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach: We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Managed Account Shares. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

JHMASA 5/20 7/2020

ITEM 2. CODE OF ETHICS.

As of the end of the year, May 31, 2020, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended May 31, 2020 and 2019. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2020	May 31, 2019
John Hancock Income Fund	$76,606	$69,798
John Hancock Managed Account Shares Investment-Grade
Corporate Bond Portfolio	14,000	-
John Hancock Managed Account Shares Non-Investment-
Grade Corporate Bond Portfolio	14,000	-
John Hancock Managed Account Shares Securitized Debt
Portfolio	14,000	-
Total	$118,606	$69,798

(b) Audit-Related Services
Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. Additionally, amounts billed to control affiliates were $116,467 and $113,000 for the fiscal years ended May 31, 2020 and 2019, respectively.

Fund	May 31, 2020	May 31, 2019
John Hancock Income Fund	$591	$571
John Hancock Managed Account Shares Investment-Grade
Corporate Bond Portfolio	591	-
John Hancock Managed Account Shares Non-Investment-
Grade Corporate Bond Portfolio	591	-
John Hancock Managed Account Shares Securitized Debt
Portfolio	591	-
Total	$2,364	$571

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended May 31, 2020 and 2019. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2020	May 31, 2019
John Hancock Income Fund	$3,940	$3,825
John Hancock Managed Account Shares Investment-Grade
Corporate Bond Portfolio	1,000	-
John Hancock Managed Account Shares Non-Investment-
Grade Corporate Bond Portfolio	1,000	-
John Hancock Managed Account Shares Securitized Debt
Portfolio	1,000	-
Total	$6,940	$3,825

(d) All Other Fees
Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended May 31, 2020 and 2019 amounted to the following:

Fund	May 31, 2020	May 31, 2019
John Hancock Income Fund	$89	$89
John Hancock Managed Account Shares Investment-Grade
Corporate Bond Portfolio	89	-
John Hancock Managed Account Shares Non-Investment-
Grade Corporate Bond Portfolio	89	-
John Hancock Managed Account Shares Securitized Debt
Portfolio	89	-
Total	$356	$89
(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant for the fiscal year ended May 31, 2020, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended May 31, 2020 and 2019 amounted to the following:

Trust	May 31, 2020	May 31, 2019
John Hancock Strategic Series	$1,020,294	$919,444

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.: Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Strategic Series

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	July 14, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	July 14, 2020

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	July 14, 2020